As filed with the Securities and Exchange Commission on January 9, 2013

Securities Act Registration No. 333-185205
Investment Company Act Registration No. 811-22774

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM N-2

☒ Registration Statement under the Securities Act of 1933
☒ Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.
and/or
☒ Registration Statement Under the Investment Company Act of 1940
☒ Amendment No. 1
________________

BlackRock Multi-Sector Income Trust
(Exact Name of Registrant as Specified in Declaration of Trust)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)

(800) 882-0052
(Registrant’s Telephone Number, Including Area Code)

John Perlowski, President
BlackRock Multi-Sector Income Trust
55 East 52nd Street
New York, New York 10055
(Name and Address of Agent for Service)

________________
Copies to:

Thomas A. DeCapo, Esq.	Leonard B. Mackey, Jr., Esq.
Skadden, Arps, Slate, Meagher & Flom LLP	Clifford R. Cone, Esq.
One Beacon Street	Clifford Chance US LLP
Boston, Massachusetts 02108	31 West 52nd Street
New York, New York 10019
________________

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $0.001 par value	50,000 shares	$20.00(1)	$1,000,000(1)	$136.40(2)

(1)           Estimated solely for purposes of calculating the registration fee.

(2)           Previously paid.
________________

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 9 , 2013
PRELIMINARY PROSPECTUS

                Shares
BlackRock Multi-Sector Income Trust
Common Shares
$20.00 per share

Investment Objectives.  BlackRock Multi-Sector Income Trust (the “Trust”) is a newly-organized, non-diversified, closed-end management investment company with no operating history. The Trust’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation.  There can be no assurance that the Trust’s investment objectives will be achieved or that the Trust’s investment program will be successful.

Investment Advisor and Sub-Advisors . The Trust’s investment adviser is BlackRock Advisors, LLC (the “Advisor”) and the Trust’s investment sub-advisers are BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC (collectively, the “Sub-Advisors ”). We sometimes refer to the Advisor and the Sub-Advisors collectively as the “Advisors.”

Investment Strategy.  Under normal market conditions, the Trust will invest at least 80% of its Managed Assets (as defined in this Prospectus) in loan and debt instruments and other investments with similar economic characteristics (collectively “fixed income securities”).  In investing the Trust’s assets, the Advisors expect to allocate capital across multiple sectors of the fixed income securities market by evaluating portfolio risk in light of the available investment opportunities and prevailing risks in the fixed income market, with the goal of delivering attractive risk-adjusted returns.  In doing so, the Advisors seek to find the appropriate balance between risk mitigation and opportunism.  The Advisors do not manage the Trust to a benchmark, which provides flexibility to allocate and rotate the Trust’s assets across various sectors within the fixed income universe.  This strategy seeks to provide exposure to those segments of the fixed income market that the Advisors anticipate will provide value while attempting to minimize exposure to those segments that the Advisors anticipate will not provide value.  If the Advisors’ perception of the value of a segment of the fixed income market or an individual security is incorrect, your investment in the Trust may lose value.

Fixed income securities in which the Trust may invest include: mortgage related securities; asset-backed securities; U.S. Government and agency securities; loans and loan participations, including senior secured floating rate and fixed rate loans or debt (“Senior Loans”) and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”); bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities; collateralized loan obligations ; preferred securities; convertible securities, including synthetic convertible securities; sovereign debt; municipal securities; and structured instruments.

The Trust may invest in securities of any quality, rated or unrated, including those that are rated below investment grade quality (rated Ba/BB or below by Moody’s Investor’s Service, Inc., Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc., or Fitch Ratings, Inc.) or securities that are unrated but judged to be of comparable quality by the Advisors .  Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. The Trust may invest in securities of issuers of any market capitalization size, including small- and mid-cap companies, and of issuers that operate in any sector or industry.

No Prior History.  Because the Trust is newly organized, its common shares have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount from their net asset value.  The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

The Trust’s common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “ BIT .”

Investing in the Trust’s common shares involves certain risks that are described in the “Risks” section beginning on page 4 4 of this Prospectus.  Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 4.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)
Public Offering Price	$20.00	$
Sales Load(1)	$.90	$
Estimated Offering Expenses(2)	$.04	$
Proceeds, After Expenses, to the Trust(4)	$19.06	$
(notes on inside front cover)

The underwriters expect to deliver the common shares to purchasers on or about                  , 2013 .
_____________________

_____________________
The date of this Prospectus is                    , 2013 .

(notes from previous page)

(1)
The Advisor (and not the Trust) has agreed to pay from its own assets structuring fees to           ,                ,                   and                . The Advisor (and not the Trust) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. The Advisor and certain of its affiliates (and not the Trust) expect to pay compensation to certain registered representatives of BlackRock Investments, LLC (an affiliate of the Advisor) that participate in the marketing of the Trust’s common shares. See “Underwriting.”

(2)
The Trust has agreed to pay the underwriters $       , or $       (if the underwriters exercise the option to purchase additional common shares in full) representing $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering.   The Advisor has agreed to pay offering expenses of the Trust (other than the sales load , but inclusive of the $.00667 per common share reimbursement ) to the extent that offering expenses (other than the sales load , but inclusive of the $.00667 per common share reimbursement), when added to organizational costs paid by the Trust, exceed $ .04   per common share. The Trust will pay offering expenses of the Trust (other than the sales load , but inclusive of the $.00667 per common share reimbursement ), when added to organizational costs  paid by the Trust, of  up to $ .04 per common share, which may include a reimbursement of the Advisor’s expenses incurred in connection with this offering. Any offering expenses paid by the Trust will be deducted from the proceeds of the offering received by the Trust. The aggregate organizational and offering expenses (other than the sales load , but inclusive of the $.00667 per common share reimbursement ) are estimated to be $        (or $     per common share). The aggregate organizational and offering expenses (other than the sales load , but inclusive of the $.00667 per common share reimbursement ) to be incurred by the Trust are estimated to be $         (or $      per common share). The aggregate offering expenses (other than the sales load , but inclusive of the $.00667 per common share reimbursement ) to be incurred by the Advisor on behalf of the Trust are estimated to be $               (or $           per common share). If the underwriters exercise the overallotment option in full, the aggregate organizational and offering expenses (other than the sales load , but inclusive of the $.00667 per common share reimbursement ) are estimated to be $         (or $      per common share).

(3)
The Trust has granted the underwriters an option to purchase up to                 additional common shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus.  If such option is exercised in full, the public offering price, sales load and proceeds, after expenses, to the Trust will be $        , $         and $        , respectively.  See “Underwriting.”

(4)	The Trust will pay its organizational costs in full out of its seed capital prior to completion of this offering.

(continued from previous page)

Leverage.  The Trust currently intends to use leverage to seek to achieve its investment objectives.  The Trust currently anticipates that it will use leverage through reverse repurchase agreements and/or dollar rolls and the Trust may also borrow funds from banks or other financial institutions and/or issue preferred shares as described in this Prospectus.  The Trust intends to use economic leverage of up to    % of its Managed Assets (        % of its net assets), although it may use economic leverage of up to 50% of its Managed Assets (100% of its net assets) .  See “Leverage.”

The use of leverage is subject to numerous risks. When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Trust’s net asset value to decline more than if the Trust had not used leverage. A reduction in the Trust’s net asset value may cause a reduction in the market price of its common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares.  The Trust’s leveraging strategy may not be successful.  See “Risks—Leverage Risk.”

****

You should read this Prospectus, which concisely sets forth information about the Trust, before deciding whether to invest in the common shares and retain it for future reference. A Statement of Additional Information, dated                   , 2013 containing additional information about the Trust (the “SAI”), has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You can review the table of contents for the SAI on page 8 1 of this Prospectus. You may request a free copy of the SAI by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the SAI on its website because the Trust’s common shares are not continuously offered, which means the SAI will not be updated after completion of this offering and the information contained in the SAI will become outdated. In addition, you may request copies of the Trust’s semi-annual and annual reports or other information about the Trust or make shareholder inquiries by calling (800) 882-0052. The Trust’s annual and semi-annual reports, when produced, will be available at the Trust’s website (http://www.blackrock.com) free of charge.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

The Trust’s common shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Prospectus Summary	1
Summary of Trust Expenses	21
The Trust	23
Use of Proceeds	23
The Trust’s Investments	23
Leverage	41
Risks	44
How the Trust Manages Risk	65
Management of the Trust	66
Net Asset Value	68
Distributions	68
Dividend Reinvestment Plan	69
Description of Shares	70
Certain Provisions in the Agreement and Declaration of Trust and Bylaws	71
Closed-End Fund Structure	73
Repurchase of Common Shares	73
Tax Matters	73
Underwriting	77
Custodian and Transfer Agent	79
Administration and Accounting Services	79
Independent Registered Public Accounting Firm	79
Legal Opinions	79
Privacy Principles of the Trust	80
Table of Contents for the Statement of Additional Information	81

You should rely only on the information contained or incorporated by reference in this Prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. Our business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this Prospectus relating to BlackRock Multi-Sector Income Trust . This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the “SAI”).

The Trust
BlackRock Multi-Sector Income Trust is a newly organized, non-diversified, closed-end management investment company with no operating history.  Throughout the Prospectus, we refer to BlackRock Multi-Sector Income Trust simply as the “Trust” or as “we,” “us” or “our.”  See “The Trust.”

The Offering
The Trust is offering             common shares of beneficial interest at $20.00 per share through a group of underwriters led by            and               . The common shares of beneficial interest are called “common shares” in the rest of this Prospectus.  You must purchase at least 100 common shares ($2,000) in order to participate in this offering.  The Trust has given the underwriters an option to purchase up to                  additional common shares within 45 days of the date of this Prospectus solely to cover overallotments, if any. BlackRock Advisors, LLC (the “Advisor”), the Trust’s investment adviser, has agreed to pay offering   expenses (other than the sales load , but inclusive of the $.00667 per common share reimbursement) to the extent that offering expenses (other than the sales load, but inclusive of the $.00667 per common share reimbursement), when added to organizational costs paid by the Trust, exceed $ .04   per common share.  See “Underwriting.”

Investment Objectives
The Trust’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation.  The Trust is not intended as, and you should not construe it to be, a complete investment program.  There can be no assurance that the Trust’s investment objectives will be achieved or that the Trust’s investment program will be successful. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board,” and each member, a “Trustee”) without prior shareholder approval.

Investment Strategy
In investing the Trust’s assets, the Advisors expect to allocate capital across multiple sectors of the fixed income securities market by evaluating portfolio risk in light of the available investment opportunities and prevailing risks in the fixed income market, with the goal of delivering attractive risk-adjusted returns.    In doing so, the Advisors seek to find the appropriate balance between risk mitigation and opportunism.  The Advisors do not manage the Trust to a benchmark, which provides flexibility to allocate and rotate the Trust’s assets across various sectors within the fixed income universe.  This strategy seeks to provide exposure to those segments of the fixed income market that the Advisors anticipate will provide value while attempting to minimize exposure to those segments that the Advisors anticipate will not provide value.  If the Advisors’ perception of the value of a segment of the fixed income market or an individual security is incorrect, your investment in the Trust may lose value.

Investment Policies
Under normal market conditions, the Trust will invest at least 80% of its Managed Assets (as defined in this Prospectus) in loan and debt instruments and and other investments with similar economic characteristics (collectively “fixed income securities”).

Fixed income securities in which the Trust may invest include: mortgage related securities; asset-backed securities (“ABS”); U.S. Government and agency securities; loans and loan participations, including senior secured floating rate and fixed rate loans or debt (“Senior Loans”) and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”); bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities; collateralized loan obligations (“CLOs”); preferred securities; convertible securities, including synthetic convertible securities; sovereign debt; municipal securities; and structured instruments.

The Trust may invest in securities of any quality, rated or unrated, including those that are rated below investment grade quality (rated Ba/BB or below by Moody’s Investor’s Service, Inc. (“Moody’s”), Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or securities that are unrated but judged to be of comparable quality by the Advisors .  Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss and are susceptible to default or decline in market value due to adverse economic and business developments.   Under normal market conditions, the Trust will not invest more than 20% of its Managed Assets in securities, other than mortgage related and other asset-backed securities, that are, at the time of investment, rated CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s, or that are unrated but judged to be of comparable quality by the Advisors.  For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings.  The Trust may invest in mortgage related and other asset backed securities of any quality, rated or unrated, without limitation.

The Trust may invest in fixed income securities of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.  The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio.

Under normal market conditions, the Trust will not invest more than 10% of its Managed Assets in CLOs.

Under normal market conditions, the Trust will invest at least 25% of its total assets in mortgage related securities.

Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than fixed income securities, including common stocks, warrants, depositary receipts and other equity securities.

The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.   The Trust may invest in securities of issuers of any market capitalization size, including small- and mid-cap companies, and of issuers that operate in any sector or industry.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust treats its investments in open- or closed-end investment companies that invest substantially all of their assets in fixed income securities as investments in fixed income securities.

During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust’s cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances.

The Trust may engage in Strategic Transactions (as defined in this Prospectus) for hedging purposes, to establish a position in the securities market as a temporary substitute for purchasing particular securities or to enhance income or gain.  See “The Trust’s Investments—Portfolio Contents and Techniques—Strategic Transactions and Other Management Techniques.”

The Trust may also engage in short sales of securities. See “The Trust’s Investments—Portfolio Contents and Techniques—Short Sales” in this Prospectus and “Investment Restrictions” in the SAI for information about the limitations applicable to the Trust’s short sale activities.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Unless otherwise stated herein or in the SAI, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval.  The Trust’s policy to invest at least 80% of its Managed Assets in fixed income securities may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change.

For a discussion of risk factors that may affect the Trust’s ability to achieve its investment objectives , see “Risks.”

Leverage
The Trust currently intends to use leverage to seek to achieve its investment objectives .  The Trust currently anticipates that it will use leverage through reverse repurchase agreements and/or dollar rolls and the Trust may also borrow funds from banks or other financial institutions and/or issue preferred shares as described in this Prospectus.  The Trust intends to use economic leverage of up to    % of its Managed Assets (        % of its net assets), although it may use economic leverage of up to 50% of its Managed Assets (100% of its net assets ). See “Leverage.”

The use of leverage is subject to numerous risks.  When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Trust’s net asset value to decline more than if the Trust had not used leverage. A reduction in the Trust’s net asset value may cause a reduction in the market price of its common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares.    When the Trust uses leverage, the management fee and sub-advisory fees payable to the Advisors will be higher than if the Trust did not use leverage .   The Trust’s leveraging strategy may not be successful.  See “Risks—Leverage Risk.”

Investment Advisor and Sub-Advisors
BlackRock Advisors, LLC will be the Trust’s investment adviser and the Advisor’s affiliates, BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC (collectively, the “Sub-Advisors”) , will be the

Trust’s investment sub-advisers . Throughout the Prospectus, we sometimes refer to the Advisor and the Sub-Advisors collectively as the “Advisors.”  The Advisor will receive an annual fee, payable monthly, in an amount equal to 0.80 % of the average daily value of the Trust’s Managed Assets. The Advisor will pay an annual sub-advisory fee to each Sub-Advisor equal to 46 % of the monthly management fee received by the Advisor with respect to the assets of the Trust allocated to such Sub-Advisor . See “Management of the Trust—Investment Advisor and Sub-Advisors .”

Distributions
Commencing with the Trust’s initial dividend, the Trust intends to distribute monthly all or a portion of its net investment income to holders of common shares. We expect to declare the initial monthly dividend on the Trust’s common shares approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering, depending on market conditions. The Trust intends to pay any capital gains distributions at least annually.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust in accordance with the Trust’s dividend reinvestment plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined herein), at (800) 699-1236 . See “Dividend Reinvestment Plan.”

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to common shareholders. See “Distributions.”

Listing	The Trust’s common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “ BIT .” See “Description of Shares—Common Shares.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as the Trust’s Custodian, and Computershare Trust Company, N.A. will serve as the Trust’s Transfer Agent.

Administrator	State Street Bank and Trust Company will serve as the Trust’s administrator and fund accountant.

Market Price of Shares
Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The value of a shareholder’s investment in the Trust will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Trust. See “Use of Proceeds.”  The Trust’s common shares will trade in the open market at market prices that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection for portfolio securities, portfolio credit quality, liquidity, dividend stability, relative demand for and supply of the common shares in the market, general market and economic conditions and other factors.  See “Leverage,” “Risks,” “Description of Shares” and the section of the SAI with the heading “Repurchase of Common Shares.” The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

Special Risk Considerations
An investment in common shares of the Trust involves risk. You should consider carefully the risks discussed below, which are described in more detail under “Risks” beginning on page 4 4 of this Prospectus.

No Operating History. The Trust is a newly organized, non-diversified, closed-

end management investment company with no operating history.  The Trust does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Trust and its performance.   See “Risks—No Operating History.”

Non-Diversified Status.  The Trust will be a non-diversified fund. As defined in the Investment Company Act, a non-diversified fund may have a significant part of its investments in a smaller number of securities than can a diversified fund. Having a larger percentage of assets in a smaller number of securities makes a non-diversified fund, like the Trust, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Trust.

Investment and Market Discount Risk. An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. The value of your investment in the Trust will be reduced immediately following the initial offering by the amount of the sales load and the amount of the organizational and offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities.  At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering. The Trust anticipates using leverage, which will magnify the Trust’s investment, market and certain other risks.

Fixed Income Securities Risks. Fixed income securities in which the Trust may invest are generally subject to the following risks:

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk.   Credit risk is the risk that one or more fixed income securities in the Trust’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.  To the extent the Trust invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Trust uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default.  See “Risks—Below Investment Grade Securities Risk.”

Interest Rate Risk. The value of certain fixed income securities in the Trust’s portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in the Trust’s portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The Trust’s use of leverage, as described below, will tend to increase common share interest rate risk.  The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Trust and decreasing the Trust’s exposure to interest rate risk. The Trust is not required to hedge its exposure to interest rate risk and may choose not to do so. To the extent the Trust holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities , which may adversly affect the net asset value of the Trust’s common shares.  See “Risks—Fixed Income Securities Risks—Interest Rate Risk.”

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Trust to reinvest in lower yielding securities, resulting in a possible decline in the Trust’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”).  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

Duration and Maturity Risk. The Trust has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Trust to certain magnified risks.

Below Investment Grade Securities Risk.  The Trust may invest in securities that are rated, at the time of investment, below investment grade quality (rated “Ba/BB” or below, or unrated but judged to be of comparable quality by the Advisors), which are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions.  Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings.  These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities. See “Risks—Below Investment Grade Securities Risk.”

Mortgage Related Securities Risks. Investing in mortgage-backed securities (“MBS”) entails various risks. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages ; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.  In addition, the Trust’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Trust to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, lengthening the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of fixed income securities. Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage related and other asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities.

MBS generally are classified as either residential mortgage-backed securities (“RMBS”) or commercial mortgage-backed securities (“CMBS”), each of which are subject to certain specific risks as further described below.

RMBS Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. Non-agency RMBS ( which are RMBS issued by  non-governmental issuers ) have no direct or indirect government guarantees of payment and are subject to various risks as described herein.  See “Risks—Mortgage Related Securities Risks—RMBS Risk.”

CMBS Risk. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS . CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. See “Risks—Mortgage Related Securities Risks—CMBS Risk.”

Mortgage Loan Market Risk.  In recent years, the residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. If the economy of the United States further deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages, may continue to increase, which may adversely affect the value of any RMBS owned by the Trust.

Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have adjustable-rate mortgage loans. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period or other adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS.

New laws, legislation or other government regulations, including those promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Trust, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of RMBS.  See “Risks—Mortgage Related Securities Risks—Mortgage Loan Market Risk.”

Stripped MBS Risk. Stripped MBS may be subject to additional risks. One type of stripped mortgage-backed security pays to one class all of the interest from the mortgage assets (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Trust’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Collateralized Mortgage Obligations Risk. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates , particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss. Inverse floating rate CMOs are subject to additional risks.  See “Risks—Mortgage Related Securities Risks—CMO Risk.”

ABS Risk. ABS involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide the Trust with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay.  The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables.  See “Risks—ABS Risk.”

CLO Risk .  In addition to the general risks associated with fixed income securities discussed herein, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CLOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans ) of CLOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CLOs.  The value of CLO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.  CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. Finally, CLOs are limited recourse and may not be paid in full and may be subject to up to 100% loss.  See “Risks—CLO Risk.”

U.S. Government Securities Risk.  U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate.   On August 5, 2011, S&P lowered its long-term sovereign credit rating on U.S. Government debt to “AA+” from “AAA” with a negative outlook.  Moody’s affirmed the Aaa long-term sovereign credit rating of U.S. Government debt on November 21, 2011 while maintaining its negative outlook.  The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally.  These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Trust.  The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Trust’s portfolio.

Senior Loans Risk.  Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuer.  The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured.  Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. Although the Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

The Trust may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the Borrower and the institution selling the participation. See “Risks—Senior Loans

Risk.”

Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail, including under “Credit Risk,” “Interest Rate Risk,” “Prepayment Risk,” “Inflation Risk” and “Deflation Risk. ” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “Below Investment Grade Securities Risk.”

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including deferral, subordination, limited voting rights, special redemption rights and risks associated with new types of securities.  See “Risks—Preferred Securities Risk.”

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.  Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.  See “Risks—Convertible Securities Risk.”

REITs Risk. To the extent that the Trust invests in real estate related investments, including real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Trust invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). By investing in REITs indirectly through the Trust, a shareholder will bear not only his or her proportionate share of the expenses of the Trust, but also, indirectly, similar expenses of the REITs.  Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code.  No assurances can be given that a mortgage REIT in which the Trust invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

Municipal Securities Risk. Municipal securities involve certain risks. The amount of public information available about the municipal securities to which the Trust is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Advisors than would be a stock fund or a taxable bond fund. The secondary market for municipal securities, particularly the below investment grade securities to which the Trust may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.

The Trust may invest in taxable municipal securities, including Build America Bonds (“BABs”). BABs are taxable municipal obligations issued pursuant to legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid. The issuance of BABs was discontinued on December 31, 2010. Under the sequestration process under the Budget Control Act of 2011, 7.6% of the federal subsidy for BABs and other subsidized taxable municipal bonds could be eliminated beginning on March 1, 2013.

Unrated Securities Risk. Because the Trust may purchase securities that are not rated by any rating organization, the Advisors may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations.  Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Distressed and Defaulted Securities Risk. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisors’ judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Non-U.S. Securities Risk. The Trust may invest in securities of non-U.S. issuers (“ Non-U.S. Securities ”) . Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Non-U.S. Securities. Because evidences of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks if it invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Non-U.S. Securities may trade on days when the Trust’s common shares are not priced.

Emerging Markets Risk. The Trust may invest in Non-U.S. Securities of issuers in so-called “emerging markets” (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Trust. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisors may, but are not required to, elect for the Trust to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Sovereign Government and Supranational Debt Risk.  Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. See “Risks—Sovereign Government and Supranational Debt Risk.”

Leverage Risk. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares.

There is no assurance that the Trust’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•      the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•      the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•      the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•      when the Trust uses financial leverage, the management fee and sub-advisory fees payable to the Advisors will be higher than if the Trust did not use leverage; and

•      leverage may increase operating costs, which may reduce total return.

The Trust currently anticipates that it will use leverage through reverse repurchase agreements and/or dollar rolls and the Trust may also borrow from banks or other financial institutions and/or issue preferred shares as described in this Prospectus.  Certain types of leverage used by the Trust may result in the Trust being subject to covenants relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Trust. The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisors do not believe that these covenants or guidelines will impede them from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies. See “Risks—Leverage Risk.”

Risks associated with reverse repurchase agreements and dollar rolls are discussed under “Risks—Reverse Repurchase Agreement Risk” and “Risks—Dollar Roll Transaction Risk” respectively.

Inverse Floater and Related Securities Risk.  Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Trust to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment.   Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed income securities underlying them will expose the Trust to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

Inflation-Indexed Bonds Risk. Inflation-indexed securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of U.S. Treasury inflation-indexed bonds due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year.  In order to receive the special treatment accorded to “regulated investment companies”(“RICs”) and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Trust level, the Trust may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Trust may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Trust actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions.  See “Risks—Inflation-Indexed Bonds Risk.”

Strategic Transactions and Derivatives Risk. The Trust may engage in various Strategic Transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the fixed income securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. The use of Strategic Transactions to enhance current income may be particularly speculative. Strategic Transactions involve risks . The risks associated with derivatives transactions include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the counterparty to the transaction ,  illiquidity of the derivative instruments , and  high volatility losses caused by unanticipated market movements, which are potentially unlimited .  Furthermore, the Trust’s ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors , which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. See “Risks—Strategic Transactions and Derivatives Risk.”

Swaps Risk. Swaps are types of derivatives.  In order to seek to hedge the value of the Trust’s portfolio, to hedge against increases in the Trust’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Trust’s return, the Trust may enter into interest rate swap, total return swap or credit default swap transactions.  In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Trust, which would cause the Trust to make payments to its counterparty in the transaction that could adversely affect Trust performance. In addition to the risks applicable to swaps generally (including counterparty risk, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).  Total return swap agreements may effectively add leverage to the Trust’s portfolio because, in addition to its Managed Assets , the Trust would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Trust thereunder.  The Trust is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. See “Risks—Swaps Risk.”

Structured Investments Risks. The Trust may invest in structured products, including structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Trust.  See “Risks—Structured Investments Risks.”

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Trust, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase the securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to which the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Advisors’ ability to predict correctly interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Risk Associated with Recent Market Events.  The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated market, among other things.  These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events have been adversely affecting the willingness of some lenders to extend credit in general, which may make it more difficult for issuers of fixed income securities to obtain financings or refinancings for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the current conditions in the credit markets, issuers of fixed income securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  These events may increase the volatility of the value of securities owned by the Trust and/or result in sudden and significant valuation increases or declines in its portfolio.  These events also may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis.  In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events have adversely affected the broader economy, and may continue to do so, which may adversely affect the ability of issuers of securities owned by the Trust to make payments of principal and interest when due, lead to lower credit ratings and increase defaults.  There is also a risk that developments in sectors of the credit markets in which the Trust does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Trust does invest, including securities owned by Trust.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist.  In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries.  There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries.  Moreover, recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy.  A return to unfavorable economic conditions could impair the Trust’s ability to achieve its investment objectives.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of fixed income securities and significant and rapid value decline in certain instances.  These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many fixed income securities remaining illiquid and of uncertain value.  Such market conditions may make valuation of some of the Trust’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings.  If there is a significant decline in the value of the Trust’s portfolio, this may impact the asset coverage levels for the Trust’s outstanding leverage.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of U.S. Government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. See “Risks—Market Disruption and Geopolitical Risk.”

Regulation and Government Intervention Risk.  The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities.  Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Trust invests in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Trust is regulated.  Such legislation or regulation could limit or preclude the Trust’s ability to achieve its investment objectives.   See “Risks—Regulation and Government Intervention Risk.”

Legal, Tax and Regulatory Risks.  Legal, tax and regulatory changes could occur that may materially adversely affect the Trust.  For example, the regulatory and tax environment for derivative instruments in which the Trust may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Trust and the ability of the Trust to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs , the Trust must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss).  If for any taxable year the Trust does not qualify as a RIC , all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits.

Potential Conflicts of Interest of the Advisors and Others. BlackRock, Inc. (“BlackRock”) and BlackRock’s affiliates (“Affiliates”) are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Trust. Subject to the requirements of the Investment Company Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Trust. As a result, BlackRock and its Affiliates may compete with the Trust for appropriate investment opportunities. The results of the Trust’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate, and it is possible that the Trust could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The Investment Company Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company , as well as affiliated persons of such affiliated persons.  Among others, affiliated persons of an investment company include its investment adviser ; officers ; directors/trustees ; any person who directly or indirectly controls, is controlled by or is under common control with such investment company ; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company ; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote, by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” and “Management of the Trust— Portfolio Management —Potential Material Conflicts of Interest” in the SAI.

Anti-Takeover Provisions Risk.  The Trust’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. See “Certain Provisions in the Agreement and Declaration of Trust and Bylaws.”

Additional Risks. For additional risks relating to investments in the Trust, including “Equity Securities Risk,” “Restricted and Illiquid Securities Risk,” “Counterparty Risk,” “Investment Companies and ETFs Risk,” “Repurchase Agreements Risk,” “When-Issued and Delayed Delivery Transactions Risk,” “Securities Lending Risk,” “Short Sales Risk,” “Valuation Risk,” “Inflation Risk,” “Deflation Risk,” “EMU and Redenomination Risk,” “Investment Company Act Regulations,” “Legislation Risk,” “Management Risk,” “Market and Selection Risk,” “Reliance on the Advisors,” “Reliance on Service Providers Risk,” “Information Technology Systems,” “Misconduct of Employees and of Service Providers” and “Portfolio Turnover Risk”  please see “Risks” beginning on page 4 4 of this Prospectus.

SUMMARY OF TRUST EXPENSES

 The following table shows estimated Trust expenses as a percentage of net assets attributable to common shares. The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under “Estimated Annual Expenses” are based on estimated amounts for the Trust’s first full year of operations and assume that the Trust issues               common shares (representing an aggregate public offering price of $                       ) and uses leverage in an amount equal to      % of the Trust’s Managed Assets (        % of the Trust’s net assets attributable to common shares). If the Trust issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the common shares. See “Management of the Trust” and “Dividend Reinvestment Plan.” The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in the Trust.

Shareholder Transaction Expenses

Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Trust (as a percentage of offering price)(1)(2)	0.20%
Dividend reinvestment plan fees	None(3)

Percentage of net assets attributable to common shares (assuming the use of leverage)(4)
Estimated Annual Expenses
Management fees	%
Interest expense (5)%
Other expenses	%
Total annual expenses	%
_____________________
(1)
The Trust will pay its organizational costs in full out of its seed capital prior to completion of this offering. The Trust has agreed to pay the underwriters $       , or $       (if the underwriters exercise the option to purchase additional common shares in full) representing $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering. The Trust will pay offering expenses of the Trust (other than the sales load , but inclusive of the $.00667 per common share reimbursement), when added to organizational costs paid by the Trust, of  up to $ .04   per common share, which may include a reimbursement of the Advisor’s expenses incurred in connection with this offering.  The Advisor has agreed to pay offering expenses of the Trust (other than the sales load , but inclusive of the $.00667 per common share reimbursement ) to the extent that offering expenses (other than the sales load , but inclusive of the $.00667 per common share reimbursement), when added to organizational costs paid by the Trust, exceed $ .04 per common share. Any offering expenses paid by the Trust will be deducted from the proceeds of the offering received by the Trust. The aggregate organizational and offering expenses (other than the sales load , but inclusive of the $.00667 per common share reimbursement ) are estimated to be $        (or $     per common share). The aggregate organizational and Offering expenses (other than the sales load , but inclusive of the $.00667 per common share reimbursement ) to be incurred by the Trust are estimated to be $         (or $ .04 per common share). The aggregate offering expenses (other than the sales load , but inclusive of the $.00667 per common share reimbursement ) to be incurred by the Advisor on behalf of the Trust are estimated to be $               (or $           per common share). If the underwriters exercise the overallotment option in full, the aggregate organizational and offering expenses (other than the sales load , but inclusive of the $.00667 per common share reimbursement ) are estimated to be $         (or $      per common share).

(2)
The Advisor (and not the Trust) has agreed to pay from its own assets structuring and/or syndication fees to each of                   ,                   and                . Because these fees are paid by the Advisor, they are not reflected under sales load in the table above. The Advisor (and not the Trust) may pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. The Advisor and certain of its affiliates (and not the Trust) expect to pay compensation to certain registered representatives of BlackRock Investments, LLC (an affiliate of the Advisor) that participate in the marketing of the Trust’s common shares.  See “Underwriting.”

(3)
The Reinvestment Plan Agent’s (as defined below under “Dividend Reinvestment Plan”) fees for the handling of the reinvestment of dividends will be paid by the Trust. However, you will pay a $ .02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $ 2.50   sales fee and pay a $ .15 per share fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(4)
Assumes leverage of          % of the Trust’s Managed Assets (        % of the Trust’s net assets attributable to common shares). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).  The Trust’s net assets attributable to common shares are the Trust’s Managed Assets minus the value of the Trust’s assets attributable to money borrowed for investment purposes. Thus, when the Trust uses leverage, its net assets attributable to common shares are less than its Managed Assets and its expenses stated as a percentage of its net assets attributable to common shares are greater than they would be if stated as a percentage of its Managed Assets. This table reflects the fact that you, as a common shareholder, will bear the expenses of the Trust’s use of leverage in the form of higher fees as a percentage of the Trust’s net assets attributable to common shares than if the Trust did not use leverage. The Trust expects that it will take up to six months for it to fully implement its intended amount of leverage.

In order to help you better understand the costs associated with the Trust’s leveraging strategy, and to better understand the range of costs you will bear as a common shareholder as the Trust moves toward full implementation of its leveraging strategy after the completion of this offering, the table presented below estimates what the Trust’s annual expenses would be, stated as percentages of the Trust’s net assets attributable to common shares ( assuming the Trust is the same size as in the table above and does not use any leverage). In accordance with these assumptions, the Trust’s expenses would be estimated to be as follows:

Percentage of net assets attributable to common shares (assuming no leverage is used)
Estimated Annual Expenses
Management fees	%
Other expenses	%
Total annual expenses	%

(5)
Assumes the use of leverage in the form of reverse repurchase agreements and/or dollar rolls representing     % of the Trust’s Managed Assets (       % of the Trust’s net assets attributable to common shares) at an annual interest expense to the Trust of       %, which is based on current market conditions. The actual amount of interest expense borne by the Trust will vary over time in accordance with the level of the Trust’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of the Trust for accounting purposes. The Trust expects that it will take up to six months for it to fully implement its intended amount of leverage.

The following example illustrates the expenses (including the sales load of $45 and offering costs of $2) that you would pay on a $1,000 investment in common shares, assuming ( i ) total net annual expenses of          % of net assets attributable to common shares in years 1 through 10, and ( ii ) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred*	$	$	$	$
_____________________
*
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE TRUST

The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Trust was organized as a Delaware statutory trust on November 13, 2012, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Trust has no operating history. The Trust’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

USE OF PROCEEDS

The net proceeds of the offering of common shares will be approximately $              ($             if the underwriters (as defined herein) exercise the over-allotment option in full) after payment of the estimated organizational costs and offering expenses payable by the Trust (including sales load). The Trust will invest the net proceeds of the offering in accordance with the Trust’s investment objectives and policies as stated below. We currently anticipate that we will be able to invest all of the net proceeds in accordance with our investment objectives and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities.

THE TRUST’S INVESTMENTS

Investment Objectives and Policies

Investment Objectives. The Trust’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation.  The Trust is not intended as, and you should not construe it to be, a complete investment program.  There can be no assurance that the Trust’s investment objectives will be achieved or that the Trust’s investment program will be successful. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board,” and each member, a “Trustee”) without prior shareholder approval.

Investment Strategy.  In investing the Trust’s assets, BlackRock Advisors, LLC, the Trust’s investment adviser (the “Advisor”), and   BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC , the Trust’s investment sub-advisers (collectively, the “Sub-Advisors” and, together with the Advisor, the “Advisors”), expect to allocate capital across multiple sectors of the fixed income securities market by evaluating portfolio risk in light of the available investment opportunities and prevailing risks in the fixed income market, with the goal of delivering attractive risk-adjusted returns.  In doing so, the Advisors seek to find the appropriate balance between risk mitigation and opportunism.  The Advisors do not manage the Trust to a benchmark, which provides flexibility to allocate and rotate the Trust’s assets across various sectors within the fixed income universe.  This strategy seeks to provide exposure to those segments of the fixed income market that the Advisors anticipate will provide value while attempting to minimize exposure to those segments that the Advisors anticipate will not provide value.  If the Advisors’ perception of the value of a segment of the fixed income market or an individual security is incorrect, your investment in the Trust may lose value.

Investment Policies. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets (as defined in this Prospectus) in loan and debt instruments and other investments with similar economic characteristics (collectively “fixed income securities”). Fixed income securities in which the Trust may invest include:

•
mortgage related securities, including mortgage-backed securities (“MBS”), which are structured debt obligations collateralized by pools of commercial mortgages (commercial mortgage-backed securities or “CMBS”) or residential mortgages (residential mortgage-backed securities or “RMBS”), including agency RMBS issued or guaranteed by U.S. federal agencies or government related guarantors and non-agency RMBS issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers; collateralized mortgage obligations (“CMOs”); Real Estate Mortgage Investment Conduits (“REMICs”), including resecuritizations of REMICs; stripped mortgage-backed securities, including interest-only (“IO”) and principal-only (“PO”) classes; delegated underwriting and servicing bonds; MBS credit default swaps and other mortgage related derivative instruments; inverse floating rate instruments which are derivative interests in MBS; repurchase agreements supported by MBS; and interests in real estate investment trusts (“REITs”) that invest the majority of their assets in real property mortgages or MBS, including debt and preferred stock issued by mortgage REITs;

•	asset-backed securities (“ABS”);

•	U.S. Government and agency securities;

•
loans and loan participations, including senior secured floating rate and fixed rate loans or debt (“Senior Loans”) and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”);

•
bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, which may include fixed, variable and floating rate bonds, debentures, notes and other similar types of  debt instrument (collectively referred to herein as “corporate bonds”), of any quality, rated or unrated, including those that are rated below investment grade quality;

•	collateralized loan obligations (“CLOs”);

•	preferred securities;

•	convertible securities, including synthetic convertible securities;

•	sovereign debt, including obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities;

•	municipal securities, including taxable municipal securities such as Build America Bonds (“BABs”); and

•	structured instruments, including structured notes, hybrid or indexed securities, event-linked securities, credit-linked notes (“CLNs”) , equity-linked notes and structured credit products.

The Trust may invest in fixed income securities of any type, certain of which are described in further detail under “—Portfolio Contents and Techniques,” including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio.

The Trust may invest in securities of any quality, rated or unrated, including those that are rated below investment grade quality (rated Ba/BB or below by Moody’s Investor’s Service, Inc. (“Moody’s”), Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or securities that are unrated but judged to be of comparable quality by the Advisors .  Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss and are susceptible to default or decline in market value due to adverse economic and business developments. Under normal market conditions, the Trust will not invest more than 20% of its Managed Assets in securities, other than mortgage related and other asset-backed securities, that are, at the time of investment, rated CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s, or that are unrated but judged to be of comparable quality by the Advisors.  For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings.  The Trust may invest in mortgage related and other asset backed securities of any quality, rated or unrated, without limitation .

Under normal market conditions, the Trust will not invest more than 10% of its Managed Assets in CLOs.

Under normal market conditions, the Trust will invest at least 25% of its total assets in mortgage related securities.

Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than fixed income securities, including common stocks, warrants, depositary receipts and other equity securities.

The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.   The Trust may invest in securities of issuers of any market capitalization size, including small- and mid-cap companies, and of issuers that operate in any sector or industry.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), subject to applicable regulatory limits, that invest primarily in securities of the types in which the

Trust may invest directly. The Trust treats its investments in open- or closed-end investment companies that invest substantially all of their assets in fixed income securities as investments in fixed income securities.

The Trust may make short sales of securities.  The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust’s cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances.

Unless otherwise stated herein or in the SAI, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval.  The Trust’s policy to invest at least 80% of its Managed Assets in fixed income securities may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change.

The percentage limitations applicable to the Trust’s portfolio described in this Prospectus apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.

Portfolio Contents and Techniques

The Trust’s portfolio will be composed principally of the following investments. Additional information with respect to the Trust’s investment policies and restrictions and certain of the Trust’s portfolio investments is contained in the SAI.

Mortgage Related Securities. Under normal market conditions, the Trust will invest at least 25% of its total assets in mortgage related securities.   Certain mortgage related securities in which the Trust may invest are described below.  Additional information regarding mortgage related securities is set forth in the SAI under “Investment Policies and Techniques—Mortgage Related Securities.”

MBS.  MBS include structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-backed loans, such as mezzanine loans, are assembled as securities for sale to investors by various governmental, government-related and private organizations. MBS include complex instruments such as CMOs, stripped MBS, mortgage pass-through securities and interests in REMICs. The MBS in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may invest in RMBS and CMBS  issued by governmental entities and private issuers, including subordinated MBS and residual interests. The Trust may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages.

Mortgage Pass-Through Securities.  Mortgage pass-through securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

RMBS.  RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured, on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances, by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon or to refinance indebtedness previously used for such purposes. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower.

Agency RMBS.  The principal U.S. Governmental guarantor of mortgage related securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. Government corporation.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA and FHLMC issue pass-through securities guaranteed by the respective entity as to the timely payment of interest and ultimate collection of principal, but not backed by the full faith and credit of the U.S. Government.  In 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS. FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC.

Non-Agency RMBS.  These RMBS are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on RMBS backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations, the holders of the security could sustain a loss. No insurance or guarantee covers the Trust or the price of the Trust’s shares. RMBS issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMBS.  CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Trust may invest in Subordinated CMBS, which are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category ( frequently a substantially lower rating category ) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

CMOs. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by ( i ) GNMA, FNMA or FHLMC pass-through certificates, ( ii ) unsecuritized mortgage loans insured by the FHA or guaranteed by the VA, ( iii ) unsecuritized conventional mortgages, ( iv ) other MBS or ( v ) any combination thereof. Each class of a CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.    The Trust does not intend to invest in CMO residuals, which represent the interest in any excess cash flow remaining after making the payments of interest and principal on the tranches issued by the CMO and the payment of administrative expenses and management fees.

The Trust  may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction relative to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.

Stripped MBS. Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each receiving a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (or “ IO ” ), and all of the principal is distributed to holders of another type of security, known as a principal-only security (or “ PO ” ). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable Rate Mortgage Securities.  Adjustable rate mortgages (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits the Trust to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Trust can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Trust, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of the coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of ARMs generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Trust. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to MBS, including prepayment risk.

Mortgage REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, that meets the definitional requirements applicable to REITs under the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby generally eliminating corporate level U.S. federal income tax and effectively making the REIT a pass-through vehicle for U.S. federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually substantially all of its otherwise taxable income. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency and the possibility of failing to qualify for REIT status under the Code or to maintain exemption from the Investment Company Act.

Mortgage Related Derivative Instruments.  The Trust may invest in MBS credit default swaps.  MBS credit default swaps include swaps the reference obligation for which is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Trust may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and over-

the-counter put and call options, futures and forwards on mortgages and MBS.  The Trust may invest in newly developed mortgage related derivatives that may hereafter become available.  See “—Strategic Transactions and Other Management Techniques” in this Prospectus and “Investment Policies and Techniques —Strategic Transactions and Other Management Techniques” in the SAI for additional information regarding derivative transactions which the Trust may utilize.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

ABS.  ABS are a form of structured debt obligation. The securitization techniques used for ABS are similar to those used for MBS. ABS are bonds backed by pools of loans or other receivables. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of ABS that may be developed in the future. ABS present certain risks that are not presented by mortgage related securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

CLOs. A CLO is a structured debt security, issued by a financing company (generally called a special purpose vehicle or “ SPV ”), that was created to reapportion the risk and return characteristics of a pool of bank loans . Investors in CLOs bear the credit risk of the underlying collateral .  The bank loans are used as collateral supporting the various debt tranches issued by the SPV . Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk . The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO . If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Trust may invest in the equity or residual portion of the capital structure of CLOs . The SPV is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims. The vast majority of CLOs are actively managed by an independent investment manager.

U.S. Government Debt Securities. The Trust may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance.  Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States.

Senior Loans.  The Trust may invest in senior secured floating rate and fixed rate loans or debt.  Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Trust’s net asset value as a result of changes in market interest rates. The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. Because of prepayments, the Advisors expect the average life of the Senior Loans in which the Trust invests to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Trust’s performance.

Many Senior Loans in which the Trust will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission (“SEC”) , or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisors will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Trust will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Advisors believe that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Advisors do not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Trust’s net asset value. In addition, the Trust may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Trust could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Trust’s yield may be lower.

When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Trust invests in floating rate Senior Loans, the Trust’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Trust invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Trust’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Trust’s net asset value.

The Trust may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior fixed income securities in exchange for all or a portion of a Senior Loan.

The Trust may purchase Senior Loans on a direct assignment basis. If the Trust purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Trust. For example, if such loan is foreclosed, the Trust could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Trust may also purchase, without limitation, participations in Senior Loans. The participation by the Trust in a lender’s portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such lender, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any nationally recognized rating service. Certain loan participations and assignments may be treated by the Trust as illiquid.

The Trust may obtain exposure to Senior Loans through the use of derivative instruments, which have recently become increasingly available. The Advisors may utilize these instruments and similar instruments that may be available in the future. The Trust may invest in a derivative instrument known as a Select Aggregate Market Index (“SAMI”), which provides investors with exposure to a reference basket of Senior Loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior secured loans. While investing in SAMIs will increase the universe of floating rate fixed income securities to which the Trust is exposed, such investments entail risks that are not typically associated with investments in other floating rate fixed income securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally herein.

Second Lien Loans.  The Trust may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt.  Second Lien Loans have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder, which may result in a loss of investment to the Trust.

Delayed Funding Loans and Revolving Credit Facilities.  The Trust may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Trust to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

 Corporate Bonds.  Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

Preferred Securities. The Trust may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities.  Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities.  Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

A “synthetic” convertible security may be created by the Trust or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Trust also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Trust in turn assumes credit risk associated with the issuer of the convertible note.

REITs. The Trust may invest in equity interests and debt securities issued by REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the REIT issuers. In addition, distributions received by the Trust from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Trust’s investment strategy results in the Trust investing in REIT shares, the percentage of the Trust’s dividend income received from REIT shares will likely exceed the percentage of the Trust’s portfolio which is comprised of REIT shares. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Municipal Securities. The Trust may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities. The Trust may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax. Municipal securities are either general obligation bonds or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.  The Trust may invest in taxable municipal securities, including BABs. Additional information regarding municipal  securities is set forth in the SAI under “Investment Policies and Techniques—Municipal Securities.”

High Yield Securities. The Trust may invest in securities rated, at the time of investment, below investment grade quality such as those rated “Ba” or below by Moody’s , “BB” or below by S&P or Fitch , or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories.  Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.   Under normal market conditions, the Trust will not invest more than 20% of its Managed Assets in securities, other than mortgage related and other asset-backed securities, that are, at the time of investment, rated CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s, or that are unrated but judged to be of comparable quality by the Advisors.  For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from

two different rating agencies), the Trust will apply the higher of the applicable ratings.   The Trust may invest in mortgage related and other asset backed securities of any quality, rated or unrated, without limitation.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P , Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Distressed and Defaulted Securities.  The Trust may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Non-U.S.  Securities. The Trust may invest without limit in securities of non-U.S. issuers (“Non-U.S. Securities”).  These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: ( i ) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings, commonly referred to as “Brady Bonds; ” ( ii ) debt obligations of supranational entities; ( iii ) debt obligations and other debt securities of foreign corporate issuers; ( iv ) fixed income securities issued by corporations that generate significant profits from non-U.S. countries; and ( v ) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to Non-U .S. Securities or indices of Non-U.S. Securities .  Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, the Trust will be subject to additional risks if it invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Non-U.S. Securities may trade on days when the common shares are not priced.

Emerging Markets Investments.  The Trust may invest without limitation in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries.  Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Trust’s investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Trust invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Advisors may not be able to sell the Trust’s portfolio securities in amounts and at prices they consider reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Sovereign Governmental and Supranational Debt. The Trust may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.   Additional information  is set forth in the SAI under “Investment Policies and Techniques—Sovereign Governmental and Supranational Debt.”

Foreign Currency Transactions. The Trust’s common shares are priced in U.S. dollars and the distributions paid by the Trust to Common Shareholders are paid in U.S. dollars. However, a portion of the Trust’s assets may be denominated in non-U.S. currencies and the income received by the Trust from such securities will be paid in non-U.S. currencies. The Trust also may invest in or gain exposure to non-U.S. currencies for investment or hedging purposes. The Trust’s investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. The Trust may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Trust has the flexibility to engage in such transactions, the Advisors may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Trust to benefit from favorable fluctuations in relevant foreign currencies. The Trust may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Equity Securities.  The Trust may invest in other equity securities, including common stocks, warrants and depositary receipts. Common stock represents an equity ownership interest in a company. The Trust may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks.

Warrants.  Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depositary Receipts.  The Trust may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.

Restricted and Illiquid Securities.  Certain of the Trust’s investments may be illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Trust in determining its net asset value. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Inflation-Indexed Bonds.  Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds (“ TIPs ”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Trust would be required to distribute the income on these instruments as it accrues, even though the Trust will not receive the income on a current basis or in cash. Thus, the Trust may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Inverse Floating Rate Securities. An inverse floating rate security (or “inverse floater”) is a type of debt instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. The Trust may invest without limitation in inverse floaters, which brokers typically create by depositing an income-producing instrument, including a mortgage related security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. In a transaction in which the Trust purchases an inverse floater from a trust, and the underlying security was held by the Trust prior to being deposited into the trust, the Trust typically treats the transaction as a secured borrowing for financial reporting purposes. As a result, for financial reporting purposes, the Trust will generally incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Trust’s net asset value per common share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to inverse floaters acquired by the Trust when the Trust did not previously own the underlying bond.

Strategic Transactions and Other Management Techniques. In addition to the MBS derivatives discussed herein, the Trust may use a variety of other investment management techniques and instruments.  The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”).  These Strategic Transactions may be used for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the fixed income securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The use of Strategic Transactions to enhance current income may be particularly speculative. The ability of the Trust to use Strategic Transactions successfully will depend on the Advisors’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Inasmuch as any obligations of the Trust that arise from the use of Strategic Transactions will be covered by segregated liquid assets or offsetting transactions, the Trust and the Advisors believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions or policies regarding economic leverage .  Additionally, segregated liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. The SAI contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust’s other policies and limitations (which are not fundamental policies) relating to Strategic Transactions.  Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions.  In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.  See “Risks—Strategic Transactions and Derivatives Risk.”

Credit Default Swaps.  The Trust may enter into credit default swap agreements for hedging purposes or to seek to increase income or gain. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Trust. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The Trust may be either the buyer or seller in the transaction.  If the Trust is a buyer and no credit event occurs, the Trust will generally receive no payments from its counterparty under the swap if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.  As a seller, the Trust generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.  As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its Managed Assets , the Trust would be subject to investment exposure on the notional amount of the swap.

Structured Instruments. The Trust may use structured instruments for investment purposes, for risk management purposes , such as to reduce the duration and interest rate sensitivity of the Trust’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other fixed income securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Trust’s use of structured instruments may not work as intended.

Structured Notes.  The Trust may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Event-Linked Securities.  The Trust may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Trust may lose a portion of or its entire principal invested in the bond or the entire notional amount of a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Trust to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Equity-Linked Notes.  Equity-linked notes are hybrid securities with characteristics of both fixed income and equity securities. An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities. The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on a decrease in the index. The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. Equity-linked notes generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

Credit Linked Notes.  The Trust may invest in CLNs for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Hybrid Securities.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional bond, stock or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Trust to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Trust’s common shares if the Trust invests in hybrid instruments.

Interest Rate Transactions.  The Trust may enter into interest rate swaps and purchase or sell interest rate caps and floors.  The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities the Trust anticipates purchasing at a later date and/or to hedge against increases in the Trust’s costs associated with its leverage strategy. The Trust will ordinarily use these transactions as a hedge or for duration and risk management although it is permitted to enter into them to enhance income or gain. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may hedge both its assets and liabilities through interest rate swaps, caps and floors. Usually, payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid assets having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Trust will have contractual remedies pursuant to the agreements related to the transaction.    With respect to interest rate swap transactions cleared through a central clearing counterpary, a clearing organization will be substituted for each party and will guaranty the parties’ performance under the swap agreement.  However, there can be no assurance that the clearing organization will satisfy its obligation to the Trust.

Repurchase Agreements. The Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Trust’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements.  The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust’s limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.   The Trust’s use of leverage through reverse repurchase agreements will be subject to the Trust’s policy with respect to the use of economic leverage of up to 50% of its Managed Assets (100% of its net assets).    Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust’s obligation to repurchase the securities and the Trust’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Trust also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Trust’s repurchase of the underlying security.

Dollar Rolls.  The Trust may enter into “dollar roll” transactions.  In a dollar roll transaction, the Trust sells a mortgage related security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Trust pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Trust enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Trust, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Trust generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be deemed senior securities representing indebtedness for purposes of the Investment Company Act.

During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments of the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls. At the time the Trust enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. The Trust’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Other Investment Companies.  The Trust may invest in securities of other open- or closed-end investment companies (including ETFs), subject to applicable regulatory limits, that invest primarily securities of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares (or preferred shares, should the Trust determine to issue preferred shares in the future), or during periods when there is a shortage of attractive fixed income securities available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Trust’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. The Advisors will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available fixed income securities investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this Prospectus in the sections entitled “Risks” and “Leverage,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than the Advisors.

The Trust may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Trust, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Trust’s own operations.

The Trust treats its investments in other investment companies that invest substantially all of their assets in fixed income securities as investments in fixed income securities.

Short-Term Debt Securities; Temporary Defensive Positions; Invest-Up Period.  During temporary defensive periods (e.g., times when, in the Advisors’ opinion, temporary imbalances of supply and demand or other temporary dislocations in the market adversely affect the price at which fixed income securities are available, or in connection with the termination of the Trust) and in order to keep cash on hand fully invested, including the period during which the net proceeds of this offering of common shares (or preferred shares, should the Trust determine to issue preferred shares in the future) are being invested, the Trust may invest any percentage of its assets in liquid, short-term investments including high quality, short-term securities and securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly.  See “Investment Policies and Techniques—Cash Equivalents and Short-Term Debt Securities” in the SAI. The Advisors’ determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent or in connection with the termination of the Trust.

Securities Lending.  The Trust may lend its portfolio securities to banks or dealers that meet the creditworthiness standards established by the Board (“Qualified Institutions”). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act and any rules promulgated thereunder or exemptive relief from the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of the Trust’s total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors and will be considered in making decisions with respect to lending securities, subject to review by the Board . In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted. The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board . The Trust will lend securities through an affiliate of the Advisors pursuant to the terms of an exemptive order under the Investment Company Act , according to which the affiliate will receive compensation at market rates.

Short Sales.   The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender.  The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. Government securities or other liquid assets. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such securities lender.  If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.  The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.  The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

When-Issued, Delayed Delivery Securities and Forward Commitment Securities.  The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis or on a “delayed delivery” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or liquid assets with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

LEVERAGE

The Trust currently intends to use leverage to seek to achieve its investment objectives.   The Trust currently anticipates that it will use leverage through reverse repurchase agreements and/or dollar rolls and the Trust may also borrow funds from banks or other financial institutions and/or issue preferred shares as described in this Prospectus.   The Trust intends to use economic leverage of up to    % of its Managed Assets (        % of its net assets), although it may use economic leverage of up to 50% of its Managed Assets (100% of its net assets).

The use of leverage can create risks . When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used . Changes in the value of the Trust’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Trust’s investment portfolio, leverage will decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Trust did not utilize leverage. A reduction in the Trust’s net asset value may cause a reduction in the market price of its shares. During periods in which the Trust is using leverage, the fees paid to the Advisors for advisory and sub-advisory services will be higher than if the Trust did not use leverage, because the fees paid will be calculated on the basis of the Trust’s Managed Assets, which includes the proceeds from leverage. The Trust’s leveraging strategy may not be successful. See “Risks—Leverage Risk.”

Certain types of leverage by the Trust may result in the Trust being subject to covenants relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Trust. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisors do not believe that these covenants or guidelines will impede them from managing the Trust’s portfolio in accordance with its investment objectives and policies if the Trust were to utilize leverage.

Under the Investment Company Act, the Trust is not permitted to use leverage for any purpose if, immediately after the issuance of such leverage, the Trust would have an asset coverage ratio (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Trust may not declare distributions or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the Investment Company Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Trust.

Effects of Leverage

Assuming that leverage will represent approximately       % of the Trust’s Managed Assets and that the Trust will bear expenses relating to that leverage at an average annual rate of          %, the income generated by the Trust’s portfolio (net of estimated expenses) must exceed           % in order to cover the expenses specifically related to the Trust’s use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust’s portfolio) of - 10%, - 5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See “Risks.” The table further reflects the use of leverage representing       % of the Trust’s Managed Assets and the Trust’s currently projected annual leverage expense of       %.

Assumed Portfolio Total Return (net of expenses)	- 10.00%	- 5.00%	0.00%	5.00%	10.00%
Common Share Total Return	- %	- %	- %	%	%
Common share total return is composed of two elements: the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the interest it receives on its securities investments is entirely offset by losses in the value of those securities.

Unless and until leverage is utilized or issued, the common shares will not be leveraged and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in debt instruments in accordance with the Trust’s investment objectives and policies.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust’s limitation on borrowings.  The Trust’s use of leverage through reverse repurchase agreements will be subject to the Trust’s policy with respect to the use of economic leverage of up to 50% of its Managed Assets (100% of its net assets) .  See “The Trust’s Investments—Portfolio Contents and Techniques—Reverse Repurchase Agreements .”

Dollar Roll Transactions

A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold by the Trust as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls. See “The Trust’s Investments—Portfolio Contents and Techniques—Dollar Rolls.”

Credit Facility

The Trust may borrow through a credit facility. If the Trust enters into a credit facility, the Trust may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Trust would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Trust expects that any credit facility would contain covenants that, among other things, likely would limit the Trust’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act. The Trust may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Trust will enter into an agreement for a credit facility , or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Preferred Shares

The Trust may, but currently does not intend to, leverage its portfolio by issuing preferred shares.  Under the Investment Company Act, the Trust is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Trust’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Trust’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Trust would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

The Trust expects that preferred shares, if issued, will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. Preferred shares, if issued, could include a liquidity feature that allows holders of preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Trust expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Trust.  The terms of such liquidity feature could require the Trust to redeem preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Trust.

If preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust’s ability to qualify as a regulated investment company (“RIC”) under the Code. If the Trust has preferred shares outstanding, two of the Trustees will be elected by the holders of preferred shares voting separately as a class. The remaining Trustees will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Trust failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees.

If the Trust issues preferred shares, the Trust expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisors from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies.

Derivatives

The Trust may enter into derivative securities transactions that have economic leverage embedded in them.  Derivative transactions that the Trust may enter into and the risks associated with them are described elsewhere in this Prospectus. The Trust cannot assure you that investments in derivative securities that have economic leverage embedded in them will result in a higher return on its common shares.   Inasmuch as any obligations of the Trust that arise from derivatives transactions will be covered by segregated liquid assets or offsetting transactions, the Trust and the Advisors believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions or policies regarding economic leverage.

Temporary Borrowings

 The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

RISKS

The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

No Operating History

The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history.  The Trust does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Trust and its performance.  An investment in the Trust is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Trust will not achieve its investment objectives and that the value of any potential investment in our common shares could decline substantially as a consequence.

Non-Diversified Status

The Trust will be a non-diversified fund. As defined in the Investment Company Act, a non-diversified fund may have a significant part of its investments in a smaller number of securities than can a diversified fund. Having a larger percentage of assets in a smaller number of securities makes a non-diversified fund, like the Trust, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Trust.

Investment and Market Discount Risk

An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. The value of your investment in the Trust will be reduced immediately following the initial offering by the amount of the sales load and the amount of the organizational and offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities.  At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering. The Trust anticipates using leverage, which will magnify the Trust’s investment, market and certain other risks.

Fixed Income Securities Risks

Fixed income securities in which the Trust may invest are generally subject to the following risks:

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk.   Credit risk is the risk that one or more fixed income securities in the Trust’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.  To the extent the Trust invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Trust uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default.  See “Risks—Below Investment Grade Securities Risk.”

Interest Rate Risk. The value of certain fixed income securities in the Trust’s portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in the Trust’s portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. Because the Trust will initially invest primarily in long-term securities, the net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term securities. The Trust’s use of leverage, as described below, will tend to increase common share interest rate risk.  The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Trust and decreasing the Trust’s exposure to interest rate risk.

The Trust is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Trust to reduce interest rate risk will be successful or that any hedges that the Trust may establish will perfectly correlate with movements in interest rates.

The Trust may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Trust also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Trust holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities , which may adversely affect the net asset value of the Trust’s common shares.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Trust to reinvest in lower yielding securities, resulting in a possible decline in the Trust’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”).  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

Duration and Maturity Risk. The Trust has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Trust to certain magnified risks.

Below Investment Grade Securities Risk

The Trust may invest in securities that are rated, at the time of investment, below investment grade quality (rated “Ba/BB” or below, or unrated but judged to be of comparable quality by the Advisors), which are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions.  Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings.  These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “Risks—Risk Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities.  On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities.  In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income.  As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.  To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

The Trust may invest in securities rated in the lower rating categories (rated Caa1/CCC+ or below, or unrated but judged to be of comparable quality by the Advisors).   For these securities, the risks associated with below investment grade instruments are more pronounced.  The Trust may purchase stressed or distressed securities, including securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.  See “Risks—Distressed and Defaulted Securities Risk.”

Mortgage Related Securities Risks

MBS Risk. Investing in MBS entails various risks. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages ; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security;  loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.  In addition, the Trust’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Trust to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, lengthening the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of fixed income securities. Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage related and other asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities.

MBS generally are classified as either  RMBS or CMBS, each of which are subject to certain specific risks as further described below.

RMBS Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

MBS issued by FNMA or FHLMC are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. Government.  In 2008 , FHFA placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS. In connection with the conservatorship, the U.S. Treasury entered into an agreement with each of FNMA and FHLMC that contained various covenants severely limiting each enterprise’s operations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of, and eventually eliminate, FNMA and FHLMC.  It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the Federal Home Loan Banks, and the values of their related securities or obligations.

Legal risks associated with RMBS can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof, which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity that regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions.

CMBS Risk. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS . CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties.

Mortgage Loan Market Risk.  In recent years, the residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  At any one time, a portfolio of RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions. As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas.  The recent economic downturn experienced at the national level and the more serious economic downturn experienced in certain geographic areas of the United States, including in particular areas of the United States where rates of delinquencies and defaults on residential mortgage loans have already accelerated, may further contribute to the higher rates of delinquencies and defaults on the residential mortgage loans underlying the RMBS. There also can be no assurance that areas of the United States that have mostly avoided higher rates of delinquencies and defaults on residential mortgage loans will continue to do so if an economic downturn in the economy continues at the national level.  If the economy of the United States further deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages, may continue to increase, which may adversely affect the value of any RMBS owned by the Trust.

Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have ARMs . Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS.

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to FNMA and FHLMC.  In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials and federal and state regulatory agencies to propose and consider, a variety of other “bailout” and “rescue” plans.  New laws, legislation or other government regulations, including those promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Trust, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of RMBS.

A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties.   There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Stripped MBS Risk.  Stripped MBS may be subject to additional risks.  One type of stripped mortgage-backed security pays to one class all of the interest from the mortgage assets (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Trust’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

CMO Risk. There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates , particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Additional Risks of Mortgage Related Securities.  Additional information regarding mortgage related securities is set forth in the SAI under “Additional Risk Factors—Mortgage Related Securities Risks.”

ABS Risk

ABS involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide the Trust with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Credit CARD Act of 2009 imposes new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards. The Trust and the Advisors cannot predict what effect, if any, such regulations might have on the market for ABS and such regulations may adversely affect the value of ABS owned by the Trust. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Trust. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. In recent years, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Some ABS, particularly home equity loan transactions, are subject to interest rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.

CLO Risk

In addition to the general risks associated with fixed income securities discussed herein,  CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The credit quality of  CLOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans ) of CLOs  are subject to prepayments, which shorten the weighted average maturity and may lower the return of CLOs. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CLOs may impose eligibility criteria on the assets of the issuing SPV, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements.  These criteria, restrictions and requirements may limit the ability of the SPV’s investment manager to maximize returns on the CLOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLOs. Furthermore, CLO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

The value of CLO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CLOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

U.S. Government Securities Risk

U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate.   On August 5, 2011, S&P lowered its long-term sovereign credit rating on U.S. Government debt to “AA+” from “AAA” with a negative outlook.  Moody’s affirmed the “ Aaa ” long-term sovereign credit rating of U.S. Government debt on November 21, 2011 while maintaining its negative outlook.  The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally.  These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Trust.  The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Trust’s portfolio.

Senior Loans Risk

Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower . The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuer.  The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. See “Risks—Below Investment Grade Securities Risk.”  Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Trust’s investments, and the Advisors rely primarily on their own evaluation of a Borrower’s credit quality rather than on any available independent sources. As a result, the Trust is particularly dependent on the analytical abilities of the Advisors.

The Trust may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a Senior Loan and may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Trust may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid securities are also difficult to value.

Although the Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a Borrower , the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the Borrower . Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Trust. Such court action could under certain circumstances include invalidation of Senior Loans.

The Trust may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower . In purchasing participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the Borrower and the institution selling the participation.

The Trust’s investments in Senior Loans may be subject to lender liability risk.   Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the Borrower, or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Trust may be subject to allegations of lender liability.  In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors.

Second Lien Loans Risk

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower . This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail, including under “Credit Risk,” “Interest Rate Risk,” “Prepayment Risk,” “Inflation Risk” and “Deflation Risk. ” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “Below Investment Grade Securities Risk.”

Preferred Securities Risk

There are special risks associated with investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Limited Voting Rights.  Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Trust.

New Types of Securities.  From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Trust’s investment objectives and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

The Trust may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security.  A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.  Synthetic convertible securities are also subject to the risks associated with derivatives.

REITs Risk

To the extent that the Trust invests in real estate related investments, including REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Trust invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Code. By investing in REITs indirectly through the Trust, a shareholder will bear not only his or her proportionate share of the expenses of the Trust, but also, indirectly, similar expenses of the REITs.  Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code.  No assurances can be given that a mortgage REIT in which the Trust invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

Municipal Securities Risk

Municipal securities involve certain risks. The amount of public information available about the municipal securities to which the Trust is economically exposed is generally less than that for corporate equities or bonds and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Advisors than would be a stock fund or a taxable bond fund. The secondary market for municipal securities, particularly the below investment grade securities to which the Trust may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.

The Trust may invest in taxable municipal securities, including BABs. BABs are taxable municipal obligations issued pursuant to legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid. The issuance of BABs was discontinued on December 31, 2010. Under the sequestration process under the Budget Control Act of 2011, 7.6% of the federal subsidy for BABs and other subsidized taxable municipal bonds could be eliminated beginning on March 1, 2013.

Additional information regarding municipal securities is set forth in the SAI under “Additional Risk Factors—Municipal Securities Risks.”

Unrated Securities Risk

Because the Trust may purchase securities that are not rated by any rating organization, the Advisors may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations.  Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisors’ judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Non-U.S. Securities Risk

The Trust may invest in Non-U.S. Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Non-U.S. Securities.

Because evidences of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks if it invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Non-U.S. Securities may trade on days when the Trust’s common shares are not priced.

Emerging Markets Risk

The Trust may invest in Non-U.S. Securities of issuers in so-called “emerging markets” (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Trust. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Foreign Currency Risk

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisors may, but are not required to, elect for the Trust to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Sovereign Government and Supranational Debt Risk

Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Trust may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Trust.

Leverage Risk

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares.

There is no assurance that the Trust’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Trust uses financial leverage, the management fee and sub-advisory fees payable to the Advisors will be higher than if the Trust did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Trust currently anticipates that it will use leverage through reverse repurchase agreements and/or dollar rolls and the Trust may also borrow from banks or other financial institutions and/or issue preferred shares as described in this Prospectus.  Certain types of leverage used by the Trust may result in the Trust being subject to covenants relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Trust. The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisors do not believe that these covenants or guidelines will impede them from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies.

The Trust may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Trust’s common shares and the returns to the holders of common shares.

Risks associated with reverse repurchase agreements and dollar rolls are discussed under “—Reverse Repurchase Agreement Risk” and “—Dollar Roll Transaction Risk” respectively.

Equity Securities Risk

Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Investments in ADRs, EDRs and GDRs are generally subject to risks associated with equity securities and investments in Non-U. S. Securities .  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Restricted and Illiquid Securities Risk

The Trust may invest without limitation in securities for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions.  The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value.  During such periods, some securities could be sold only at arbitrary prices and with substantial losses.  Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Trust may be obligated to pay all or part of the registration expenses and considerable time may pass before the Trust is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Trust might obtain a less favorable price than the price that prevailed when the Trust decided to sell. The Trust may be unable to sell restricted and other illiquid securities at the opportune times or prices.

Inverse Floater and Related Securities Risk

Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Trust to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed income securities underlying them will expose the Trust to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

Inflation-Indexed Bonds Risk

Inflation-indexed securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPs , tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index for All Urban Consumers (CPI)) will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Trust will not receive the principal until maturity. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Trust level, the Trust may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Trust may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Trust actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions.

Strategic Transactions and Derivatives Risk

The Trust may engage in various Strategic Transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the fixed income securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices).  The Trust may invest in a variety of derivative instruments for investment purposes, hedging purposes, duration or other risk management purposes or to seek to increase income or gains, such as options, futures contracts and swap agreements.  The Trust may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.  The Trust also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Trust’s costs associated with its leverage strategy.  The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks . The risks associated with derivatives transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction , (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited.  Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments.  Furthermore, the Trust’s ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors , which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. Please see the Trust’s SAI for a more detailed description of Strategic Transactions and the various derivative instruments the Trust may use and the various risks associated with them.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust's hedging transactions will be effective.

Counterparty Risk

The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery, or may obtain no recovery, in such circumstances.   The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract.  However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Trust.

Swaps Risk

Swaps are types of derivatives.  In order to seek to hedge the value of the Trust’s portfolio, to hedge against increases in the Trust’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Trust’s return, the Trust may enter into interest rate swap, total return swap or credit default swap transactions.  In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Trust, which would cause the Trust to make payments to its counterparty in the transaction that could adversely affect Trust performance.  In addition to the risks applicable to swaps generally (including counterparty risk, liquidity risk and credit risk) , credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).  Total return swap agreements may effectively add leverage to the Trust’s portfolio because, in addition to its Managed Assets , the Trust would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Trust thereunder. The Trust is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so.

Structured Investments Risks

The Trust may invest in structured products, including structured notes, CLNs and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Trust.

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Event-Linked Securities Risk. Event-linked securities are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical event-linked securities are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. If a catastrophe occurs that “triggers” the event-linked security, investors in such security may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Event-linked securities can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of event-linked securities may be difficult to assess. Catastrophe-related event-linked securities have been in use since the 1990s, and the securitization and risk-transfer aspects of such event-linked securities are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain event-linked securities, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets.

Equity-Linked Notes Risk.  Equity-linked notes are hybrid securities with characteristics of both fixed-income and equity securities. An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. The interest payment on an equity-linked note may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. Equity-linked notes generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

Credit-Linked Notes Risk. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN  is subject to counterparty risk.

Investment Companies and ETFs Risk

Subject to the limitations set forth in the Investment Company Act and the Trust’s governing documents or as otherwise permitted by the SEC, the Trust may acquire shares in other investment companies and in ETFs, some of which may be investment companies.  The market value of the shares of other investment companies and ETFs may differ from their net asset value.  As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged.  As a result, the Trust may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of the Trust’s common shares) will be diminished.

Repurchase Agreements Risk

Subject to its investment objectives and policies, the Trust may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Trust of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will sell the securities back to the institution at a fixed time in the future. The Trust does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Trust seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Trust follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Trust generally will seek to liquidate such collateral. However, the exercise of the Trust’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Trust could suffer a loss.

Reverse Repurchase Agreements Risk

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Trust, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase the securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar Roll Transactions Risk

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to which the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Advisors’ ability to predict correctly interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

When-Issued and Delayed Delivery Transactions Risk

The Trust may purchase fixed income securities on a when-issued basis and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Trust with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Trust to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Trust will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Securities Lending Risk

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board . Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Short Sales Risk

The Trust may  make short sales of securities.  A short sale is a transaction in which the Trust sells a security it does not own.  If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a capital gain.  Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Trust, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.  Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Valuation Risk

The Advisors may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value.  Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Trust values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Trust would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Risk Associated with Recent Market Events

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated market, among other things.  These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events have been adversely affecting the willingness of some lenders to extend credit in general, which may make it more difficult for issuers of fixed income securities to obtain financings or refinancings for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the current conditions in the credit markets, issuers of fixed income securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  These events may increase the volatility of the value of securities owned by the Trust and/or result in sudden and significant valuation increases or declines in its portfolio.  These events also may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis.In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events have adversely affected the broader economy and may continue to do so, which may adversely affect the ability of issuers of securities owned by the Trust to make payments of principal and interest when due, lead to lower credit ratings and increase defaults.  There is also a risk that developments in sectors of the credit markets in which the Trust does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Trust does invest, including securities owned by Trust.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist.  In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries.  There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries.  Moreover, recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy.  A return to unfavorable economic conditions could impair the Trust’s ability to achieve its investment objectives.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of fixed income securities and significant and rapid value decline in certain instances.  These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many fixed income securities remaining illiquid and of uncertain value.  Such market conditions may make valuation of some of the Trust’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings.  If there is a significant decline in the value of the Trust’s portfolio, this may impact the asset coverage levels for the Trust’s outstanding leverage.

EMU and Redenomination Risk

 As the European debt crisis has progressed the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Trust’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Trust’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Trust’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros . To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Trust may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of U.S. Government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. Non-investment grade securities tend to be more volatile than investment grade fixed income securities ; therefore these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade securities than on investment grade fixed income securities.  There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk

 The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities.  Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Trust invests in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Trust is regulated.  Such legislation or regulation could limit or preclude the Trust’s ability to achieve its investment objectives.

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives.  Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse.  Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects.  By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Trust.  In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Trust.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Trust and the Advisors, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”).  The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve.  The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Trust, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt.  The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Trust as a systemic risk to be placed under the Federal Reserve’s supervision, the Trust could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions.  Such requirements could hinder the Trust’s ability to meet its investment objectives and may place the Trust at a disadvantage with respect to its competitors.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time, currently considered a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), which is subject to regulation and supervision as a “financial holding company” by the Federal Reserve.  The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities, which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain private investment funds. On October 11 and 12, 2011, U.S. financial regulators issued a proposed rule (the “Volcker Proposed Rule”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012.  Following the effective date of the Volcker Rule, banking entities subject to the Volcker Rule, such as BlackRock, will have at least a two-year period to come into compliance with the provisions of the Volcker Rule.  The Volcker Rule could have a significant negative impact on BlackRock and the Advisors.  BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Trust.  Upon the effectiveness of the Volcker Rule, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Trust’s activities with respect to PNC (if any).  While the U.S. financial regulators have issued the Volcker Proposed Rule, the Advisor cannot predict the extent to which the Volcker Rule will be subject to modification by rule prior to its effective date or the issuance of final rules implementing the Volcker Rule, or the impact any such modifications may have on BlackRock, the Trust or the Advisors.

The continuing implementation of the Dodd-Frank Act could also adversely affect the Advisors and the Trust by increasing transaction and/or regulatory compliance costs.  In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisors’ and the Trust’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements.  Increased regulatory oversight could also impose administrative burdens on the Advisors and the Trust, including, without limitation, responding to investigations and implementing new policies and procedures.  The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisors and the Trust may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies.  The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Trust’s use of derivatives, which could have an adverse impact on the Trust.  The Advisors cannot predict the effects of these regulations on the Trust’s portfolio.  The Advisors intend to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objectives , but there can be no assurance that they will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit.  Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection.  Financial institution practices are also subject to greater scrutiny and criticism generally.  In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction.  In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Trust and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Trust.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may materially adversely affect the Trust.  For example, the regulatory and tax environment for derivative instruments in which the Trust may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Trust and the ability of the Trust to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs , the Trust must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss).  If for any taxable year the Trust does not qualify as a RIC , all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits.

Investment Company Act Regulations

The Trust is a registered closed-end investment company and as such is subject to regulations under the Investment Company Act.  Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the Investment Company Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Trust. Legislation or regulation may change the way in which the Trust itself is regulated. The Advisors cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Trust’s ability to achieve its investment objectives.

Potential Conflicts of Interest of the Advisors and Others

BlackRock and BlackRock’s affiliates (“Affiliates”) are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Trust. Subject to the requirements of the Investment Company Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Trust. As a result, BlackRock and its Affiliates may compete with the Trust for appropriate investment opportunities. The results of the Trust’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Trust could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The Investment Company Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company , as well as affiliated persons of such affiliated persons.  Among others, affiliated persons of an investment company include its investment adviser ; officers ; directors/trustees ; any person who directly or indirectly controls, is controlled by or is under common control with such investment company ; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company ; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” and “Management of the Trust—Portfolio Management—Potential Material Conflicts of Interest” in the SAI.

Management Risk

The Trust is subject to management risk because it is an actively managed investment portfolio.  The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results.  The Trust may be subject to a relatively high level of management risk because the Trust may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with bonds.

Market and Selection Risk

Market risk is the possibility that the market values of securities owned by the Trust will decline.  There is a risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably.  The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities.  Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity.  As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Trust to greater market risk than a fund that does not own these types of securities.  When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased.  The greater the Trust’s outstanding commitments for these securities, the greater the Trust’s exposure to market price fluctuations. Selection risk is the risk that the securities that the Trust’s management selects will underperform the bond market, the market relevant indices, or other funds with similar investment objectives and investment strategies.

Reliance on the Advisors

The Trust is dependent upon services and resources provided by the Advisors, and therefore the Advisors’ parent, BlackRock.  The Advisors are not required to devote their full time to the business of the Trust and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Trust.  The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Trust.  For additional information on the Advisors and BlackRock, see “Management of the Trust—Investment Advisor and Sub-Advisors .”

Reliance on Service Providers

The Trust must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to such Trust’s operations and financial performance.  Failure by any service provider to carry out its obligations to the Trust in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Trust at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Trust’s performance and returns to shareholders.  The termination of the Trust’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Trust and could have a material adverse effect on the Trust’s performance and returns to shareholders.

Information Technology Systems

The Trust is dependent on the Advisors for certain management services as well as back-office functions.  The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Trust.  It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control.  Any such information technology-related difficulty could harm the performance of the Trust.  Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of the Trust.

Misconduct of Employees and of Service Providers

Misconduct or misrepresentations by employees of the Advisors or the Trust’s service providers could cause significant losses to the Trust.  Employee misconduct may include binding the Trust to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities , concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing.  Losses could also result from actions by the Trust’s service providers, including, without limitation, failing to recognize trades and misappropriating assets.  In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Trust’s business prospects or future marketing activities.  Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts.  As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Portfolio Turnover Risk

The Trust’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust.  High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to common shareholders, will be taxable as ordinary income.  Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk

The Trust’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. See “Certain Provisions in the Agreement and Declaration of Trust and Bylaws.”

HOW THE TRUST MANAGES RISK

Investment Limitations

The Trust has adopted certain investment limitations designed to limit investment risk. Some of these limitations are fundamental and thus may not be changed without the approval of the holders of a majority of the outstanding common shares. See “Investment Objectives and Policies—Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Trust.

The restrictions and other limitations set forth throughout this Prospectus and in the SAI apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust’s leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness. As explained above under “Risks—Leverage Risk,” the success of any such attempt to limit leverage risk depends on the Advisors’ ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.

If market conditions suggest that additional leverage would be beneficial, the Trust may sell preferred shares or engage in additional leverage transactions, subject to the restrictions of the Investment Company Act.

Strategic Transactions

The Trust may use certain Strategic Transactions designed to limit the risk of price fluctuations of fixed income securities and to preserve capital. These Strategic Transactions include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities, or on fixed income securities whose prices, in the opinion of the Advisors, correlate with the prices of the Trust’s investments. There can be no assurance that Strategic Transactions will be used or used effectively to limit risk, and Strategic Transactions may be subject to their own risks.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board is responsible for the overall management of the Trust, including supervision of the duties performed by the Advisors. There are eleven Trustees. A majority of the Trustees are not “interested persons” (as defined in the Investment Company Act) of the Trust (“Independent Trustees”). The name and business address of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the SAI.

Investment Advisor and Sub-Advisors

BlackRock Advisors, LLC acts as the Trust’s investment adviser.  The Advisor is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Trust. BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC act as the Trust’s sub-advisers and will perform certain of the day-to-day investment management of the Trust. The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, BlackRock Financial Management, Inc. , located at 55 East 52nd Street, New York, New York 10055, and BlackRock Investment Management, LLC, located at 55 East 52nd Street, New York, New York 10055 , are wholly owned subsidiaries of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms.  As of September 30, 2012 , BlackRock’s assets under management were approximately $ 3.673 trillion.  BlackRock has over 20 years of experience managing closed-end products and, as of September 30, 2012 , advised a registered closed-end family of 91 exchange-listed active funds with approximately $ 45.8 billion in assets.  In addition, BlackRock advised 3 non-exchange-listed closed-end funds with approximately $ 312.9 million in assets.

BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes.  Products are offered in a variety of structures including separate accounts, mutual funds, iShares® ( ETFs ), and other pooled investment vehicles.  BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2012 , the firm has approximately 10,400 employees in 29 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Investment Philosophy

The distinguishing feature of BlackRock's investment management style has been to seek to generate alpha (i.e. risk adjusted returns in excess of market returns) within a risk-controlled framework. Real-time analysis of a vast array of risk measures allows BlackRock to assess the potential impact of various sector and security strategies on total return. As a result, BlackRock seeks to add consistent value and limit performance volatility.

BlackRock’s philosophy has not changed since the inception of the firm. The basis of successful investment performance is research and analysis of sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies are volatile and can produce inconsistent results.

Portfolio Managers

The members of the portfolio management team who are primarily responsible for the day-to-day management of the Trust’s portfolio are as follows:

Tom Musmanno, Managing Director. Mr. Musmanno is a member of the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is a portfolio manager on the Short Duration Portfolio Team.  Mr. Musmanno's service with BlackRock dates back to 1991, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he was a fixed income and money market portfolio manager. Mr. Musmanno joined MLIM in 1991 as an analyst and held a variety of positions, including fixed income research analyst in trust accounting in Merrill Lynch's Private Client Group.

John Vibert, Managing Director. Mr. Vibert is a member of the Securitized Assets Investment Team within BlackRock Fundamental Fixed Income. Prior to joining BlackRock in 2008, Mr. Vibert was a Managing Director, head of adjustable-rate mortgage trading, and co-head of non-agency mortgage trading at Credit Suisse. From 2003 to 2005, Mr. Vibert was an Executive Director at Morgan Stanley where he was responsible for non-agency mortgage backed securities trading. Previously, Mr. Vibert held trading and research roles at Credit Suisse and Salomon Brothers.

Akiva Dickstein, Managing Director. Mr. Dickstein is a member of the Multi-Sector & Mortgages Investment Management Group within BlackRock Fundamental Fixed Income. He is head of Mortgage Portfolios. Prior to joining BlackRock in 2009, Mr. Dickstein spent eight years at Merrill Lynch, where he served as Managing Director and head of the U.S. Rates & Structured Credit Research Group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. Mr. Dickstein's publications on MBS strategy included the weekly Mortgage Investor as well as numerous lengthier articles on topics such as optimal loan modifications, the valuation of credit-sensitive MBS and ABS, and the pricing of mortgage derivatives, options, and pass-throughs. In addition, he developed Merrill's prepayment models for fixed rate and hybrid MBS. From 1993 to 2001, Mr. Dickstein was with Lehman Brothers, most recently as a Senior Vice President in Mortgage Derivatives Trading. In this role, he traded mortgage derivatives and developed Lehman's credit default model.

BlackRock’s Investment Process

BlackRock's investment approach represents a collaboration between its portfolio teams, who are responsible for setting the top-down asset allocation framework for portfolio construction, and sector specialists, who are responsible for bottom-up idea generation, including research, analysis, and security selection. The investment process is centered around two weekly formal investment strategy meetings chaired by BlackRock’s Chief Investment Officer of Fixed Income, Fundamental Portfolios, to discuss market outlook, asset allocation, portfolio risk and investment themes.While the investment themes are discussed formally on a weekly basis, the process is dynamic with ongoing discussion and modifications as needed.

Using these investment themes as a basis, the Advisors seek to add value through: (1) allocation and rotation of the Trust’s assets based on relative value of sectors and sub-sectors within the fixed income universe, (2) rigorous quantitative analysis to the valuation of each security and of the portfolio as a whole, and (3) intense credit analysis and review. Asset allocation and security selection decisions reflect both top-down macroeconomic analysis and bottom-up security analysis. The Advisors’ primary focus is on sector, sub-sector and security decisions; duration and yield curve decisions are secondary. Consequently, while the Advisors’ investment outlook may result in specific yield curve or duration positioning in a given market environment, the Advisors do not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio.

In investing the Trust’s assets, the Advisors expect to allocate capital across multiple sectors of the fixed income securities market by evaluating portfolio risk in light of the available investment opportunities and prevailing risks in the fixed income market, with the goal of delivering attractive risk-adjusted returns.  In doing so, the Advisors seek to find the appropriate balance between risk mitigation and opportunism.  The Advisors do not manage the Trust to a benchmark, which provides flexibility to allocate to and rotate across various sectors within the fixed income universe. This strategy seeks to provide exposure to those segments of the fixed income market that the Advisors anticipate will provide value while attempting to minimize exposure to those segments that the Advisors anticipate will not provide value.  If the Advisors’ perception of the value of a segment of the fixed income market or an individual security is incorrect, your investment in the Trust may lose value.

Investment Management Agreement

 Pursuant to an investment management agreement between the Advisor and the Trust (the “Investment Management Agreement”), the Trust has agreed to pay the Advisor a monthly management fee at an annual rate equal to   0.80 % of the average daily value of the Trust’s Managed Assets (     % of the Trust’s net assets, assuming leverage of        % of the Trust’s Managed Assets). “Managed Assets” means the total assets of the Trust, (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).  This means that during periods in which the Trust is using leverage, the fee paid to the Advisor will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust’s Managed Assets, which include those assets purchased with leverage.

 The Advisor will pay an annual sub-advisory fee to each Sub-Advisor equal to 46 % of the monthly management fee received by the Advisor with respect to the assets of the Trust allocated to such Sub-Advisor .

A discussion regarding the basis for the approval of the Investment Management Agreement and the sub-investment advisory agreements by the Board will be available in the Trust’s first report to shareholders.

In addition to the fees paid to the Advisor, the Trust pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Advisors), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

NET ASSET VALUE

The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust), and the liquidation value of any outstanding preferred shares of the Trust from the Trust’s total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

The Trust’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board. The Trust values its fixed income securities on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Advisors seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Advisors deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

DISTRIBUTIONS

Commencing with the Trust’s initial distribution, the Trust intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. We expect to declare the initial monthly dividend on the Trust’s common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering , depending on market conditions . The Trust will pay common shareholders at least annually all or substantially all of its investment company taxable income. The Trust intends to pay any capital gains distributions at least annually. The Investment Company Act generally limits the Trust to one capital gain distribution per year, subject to certain exceptions.

The tax treatment and characterization of the Trust’s distributions may vary significantly from time to time because of the varied nature of the Trust’s investments. The ultimate tax characterization of the Trust’s distributions made in a fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Trust may make total distributions during a fiscal year in an amount that exceeds the Trust’s earnings and profits for U.S. federal income tax purposes. In such situations, the amount by which the Trust’s total distributions exceed earnings and profits would generally be treated as a return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Trust’s income, including the asset mix and the Trust’s use of hedging. To permit the Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust’s net asset value and, correspondingly, distributions from undistributed income will deduct from the Trust’s net asset value.

Under normal market conditions, the Advisors will seek to manage the Trust in a manner such that the Trust’s distributions are reflective of the Trust’s current and projected earnings levels. The distribution level of the Trust is subject to change based upon a number of factors, including the current and projected level of the Trust’s earnings, and may fluctuate over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to common shareholders.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”), all dividends declared for your common shares of the Trust will be automatically reinvested by the Reinvestment Plan Agent, as agent for shareholders in administering the Trust’s dividend reinvestment plan (the “Reinvestment Plan”), in additional common shares of the Trust. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A. , as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting Computershare Trust Company, N.A. , as Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Reinvestment Plan, please contact your broker.

The Reinvestment Plan Agent will open an account for each common shareholder under the Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in common shares. The common shares will be acquired by the Reinvestment Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued common shares on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the dividend payment date, the Reinvestment Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the dividend payment date, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly income dividends. If, before the Reinvestment Plan Agent has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per common share purchase price paid by the Reinvestment Plan Agent may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Reinvestment Plan provides that if the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent may cease making open-market purchases and may invest any uninvested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

The Reinvestment Plan Agent maintains all shareholders’ accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan. The Reinvestment Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Reinvestment Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. However, each participant will pay a $.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”

Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, through the internet at www.computershare.com/investor , by calling 1-800-699-1236 or in writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 .

DESCRIPTION OF SHARES

Common Shares

The Trust is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of November 13, 2012, and an Agreement and Declaration of Trust, dated as of  November 13, 2012 and as amended from time to time (the “Agreement and Declaration of Trust”). The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. If and whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. See “Description of Shares—Preferred Shares” in the SAI. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Trust has no present intention of offering any additional shares, including preferred shares. Any additional offerings of shares, including preferred shares, will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust’s outstanding voting securities.

The Trust’s common shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “ BIT .” Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and the amount of the offering expenses paid by the Trust. See “Summary of Trust Expenses.”

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, the Trust’s net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See “Repurchase of Common Shares” below and “Repurchase of Common Shares” in the SAI.

Preferred Shares

The Agreement and Declaration of Trust provides that the Board may authorize and issue preferred shares, with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. The Trust has no current intention to issue preferred shares.

Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Trust’s total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust’s total assets is at least 200% of such liquidation value. If the Trust issues preferred shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisor from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies. Please see “Description of Shares” in the SAI for more information.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST AND BYLAWS

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of the Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, and only by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Trust’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust. The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

•	the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such conversion has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Trust’s investment objectives and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Trust to an open-end fund.

To liquidate the Trust, the Trust’s Agreement and Declaration of Trust requires the favorable vote of at least 80% of Trustees.

For the purposes of calculating “a majority of the outstanding voting securities” under the Trust’s Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

The Trust’s Bylaws generally require that advance notice be given to the Trust in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders.  Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Trust not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions).  Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws. Reference should be made to the Bylaws on file with the SEC for the full text of these provisions.

CLOSED-END FUND STRUCTURE

The Trust is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Trust’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV . See “Repurchase of Common Shares” below and “Repurchase of Common Shares” in the SAI. The Board might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to their net asset values and the Trust’s common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust’s net asset value, general market and economic conditions and other factors beyond the control of the Trust. See “Net Asset Value” and “Description of Shares—Common Shares.” Although the Trust’s common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares’ trading at a price which approximates their net asset value. Although share repurchases and tender offers could have a favorable effect on the market price of the Trust’s common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust’s expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded. For additional information, see “Repurchase of Common Shares” in the SAI.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and the purchase, ownership and disposition of the Trust’s common shares. A more complete discussion of the tax rules applicable to the Trust and its common shareholders can be found in the SAI that is incorporated by reference into this

Prospectus . Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Trust and its common shareholders (including common shareholders subject to special treatment under U.S. federal income tax law). The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Trust.

Taxation of the Trust

The Trust intends to elect to be treated and to qualify annually as a RIC under Subchapter M of the Code. Accordingly, the Trust must, among other things, meet certain income, asset diversification and distribution requirements:

(i)
The Trust must derive in each taxable year at least 90% of its gross income from the following sources: (a)  dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (a) above.

(ii)
The Trust must diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Trust’s total assets is represented by cash and cash items, including receivables, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Trust’s total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

As long as the Trust qualifies as a RIC, the Trust generally will not be subject to U.S. federal income tax on income and gains that the Trust distributes to its common shareholders, provided that it distributes each taxable year at least 90% of the Trust’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid. The Trust intends to distribute substantially all of such income each year. The Trust will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its common shareholders.

The Trust will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Trust will be subject to a corporate income tax on such retained amount. In that event, the Trust expects to report the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

The Code imposes a 4% nondeductible excise tax on the Trust to the extent the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Trust will be deemed to have distributed any income on which it paid U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Trust’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common shareholders. The Trust intends to structure and monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Trust as a RIC (which may adversely affect the net after-tax return to the Trust).

If for any taxable year the Trust were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to common shareholders, and such distributions would be taxable to the common shareholders as ordinary dividends to the extent of the Trust’s current or accumulated earnings and profits.  In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxation of Common Shareholders

Distributions. Distributions paid to you by the Trust from its net capital gain, which is the excess of net long-term capital gain over net short-term capital loss, if any, that the Trust properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Trust (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. The Trust does not expect that a significant portion of its distributions will consist of qualified dividend income or be eligible for the dividends received deduction.

Any distributions you receive that are in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Trust distribution that is treated as a return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain, or reducing your potential loss, on any subsequent sale or other disposition of your common shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of the Trust. Dividends and other distributions paid by the Trust are generally treated as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust.

Sale of Common Shares. The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate.  The deductibility of capital losses is subject to limitations under the Code.

Backup Withholding. U.S. federal backup withholding may be required on dividends, distributions and sale proceeds payable to non-corporate common shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury regulations currently in effect as they directly govern the taxation of the Trust and its common shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust and its common shareholders can be found in the SAI that is incorporated by reference into this Prospectus . Common shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

Please refer to the SAI for more detailed information. You are urged to consult your tax adviser.

UNDERWRITING

Subject to the terms and conditions stated in the Trust's underwriting agreement dated            , 2013, each underwriter named below, for which           and                             are acting as representatives, has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

Underwriters	Number of Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated, severally and not jointly, to purchase all the common shares sold under the underwriting agreement if any of the common shares are purchased.

In the underwriting agreement, the Trust, the Advisor and the Sub-Advisors  have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of these liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $              per common share. The sales load investors in the Trust will pay of $.90 per common share is equal to 4.5% of the initial offering price. The underwriters may allow, and dealers may reallow, a discount not in excess of $                  per common share on sales to other dealers. After the initial public offering the concession and discount may be changed. Investors must pay for any common shares purchased on or before                        , 2013.

The following table shows the public offering price, estimated offering expenses, sales load and proceeds, to the Trust. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional common shares.

	Per Share	Without Option	With Option
Public offering price	$20.00	$	$
Sales load	$.09	$	$
Estimated offering expenses	$.04	$	$
Proceeds, after expenses, to the Trust	$19.06	$	$

The expenses of the offering payable by the Trust are estimated at $.04 per share common share. The Trust has agreed to pay the underwriters $.00667 per common share for each common share purchased by the underwriters, as a partial reimbursement of expenses incurred by the underwriters in connection with the offering. The amount paid by the Trust for the partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the common shares sold in this offering. Offering expenses paid by the Trust may include reimbursement to the Advisor or the Sub-Advisors and their affiliates for expenses incurred in connection with the offering. The Advisor has agreed to pay  offering expenses of the Trust (other than the sales load, but inclusive of the $.00667 per common reimbursement of the underwriters' expenses) to the extent that offering expenses (other than the sales load, but inclusive of the $.00667 per common share reimbursement of the underwriters' expenses), when added to organizational costs paid by the Trust, exceed $.04 per common share.

Option to Purchase Additional Shares of Common Stock

The Trust has granted the underwriters an option to purchase up to               additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus solely to cover any overallotments . If the underwriters exercise this option, each will be obligated , subject to conditions contained in the underwriting agreement , to purchase a number of additional common shares proportionate to that underwriter's initial amount set forth in the table above .

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the common shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing common shares. However, the representatives may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the common shares in connection with the offering (i.e., if they sell more common shares than are listed on the cover of this Prospectus), the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the option to purchase additional common shares described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize their price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

Neither the Trust nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Trust nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Trust has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the underwriting agreement or pursuant to the Trust's dividend reinvestment plan.

The common shares will be sold so as to ensure that the NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

The Advisor (and not the Trust) has agreed to pay from its own assets to                                         a structuring fee for advice relating to the design and organization of the Trust as well as for services related to the sale and distribution of the common shares in an amount equal to     % of the total price to the public of the common shares sold in this offering. The total amount of these structuring fee payments to                                                  will not exceed       % of the total price to the public of the common shares in this offering.

The Advisor (and not the Trust) may also pay certain qualifying underwriters, including those named below, a structuring fee, a sales incentive fee or additional compensation in connection with the offering. The total amounts of these payments paid to any such qualifying underwriter will not exceed 1.5% of the total price of the common shares sold by that underwriter in this offering.

The Advisor (and not the Trust) has agreed to pay to each of                                            and from its own assets, a structuring fee for advice relating to the structure, design and organization of the Trust as well as services related to the sale

and distribution of the common shares in the amount of $                     and $                       , respectively. If the overallotment option is not exercised, the structuring fee paid to           and                            will not exceed                   % and                %, respectively, of the total price to the public of the common shares sold in this offering.

The Advisor and certain of its affiliates (and not the Trust) expect to pay compensation to certain registered representatives of BlackRock Investments, LLC (an affiliate of the Advisor) that participate in the marketing of the Trust’s common shares in an aggregate amount up to $       . If the over-allotment option is not exercised, the compensation paid to these certain registered representatives of BlackRock Investments, LLC will not exceed          % of the total price to the public of the common shares sold in this offering. The Advisor and certain of its affiliates (and not the Trust) pay this compensation in consideration of marketing activities conducted as part of these certain registered representatives’ regular duties, which activities may include providing information and education to partner firms about the Trust, discussing economic trends and market movements and providing assistance with marketing materials.

The sum total of all compensation to the underwriters and compensation paid to sales personnel of the Advisor affiliates in connection with this offering of the common shares will not exceed in the aggregate 9.0% of the total price to the public of the common shares sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Trust, including the Advisor and the Sub-Advisors.

The Trust anticipates that certain underwriters may from time to time act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The principal business address of                      is                        . The principal place of business of is                               . The principal business address of                                   is                                 .

CUSTODIAN AND TRANSFER AGENT

The Custodian of the assets of the Trust is State Street Bank and Trust Company , whose principal business address is 225 Franklin Street, Boston, MA 02110 . The Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Trust’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Trust portfolio securities.

Computershare Trust Company, N.A. , whose principal business address is 250 Royall Street, Canton, MA 02021 , will serve as the Trust’s Transfer Agent with respect to the common shares.

ADMINISTRATION AND ACCOUNTING SERVICES

State Street Bank and Trust Company will provide certain administration and accounting services to the Trust pursuant to an Administrative Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company will provide the Trust with, among other things, customary fund accounting services, including computing the Trust’s net asset value and maintaining books, records and other documents relating to the Trust’s financial and portfolio transactions, and customary fund administration services, including assisting the Trust with regulatory filings, tax compliance and other oversight activities. State Street Bank and Trust Company is paid a monthly fee at an annual rate ranging from 0.0075 % to 0.015 % of the Trust’s Managed Assets, along with an annual fixed fee ranging from $ 0 to $ 10,000 for these and other services it provides to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                        , whose principal business address is                           , is the independent registered public accounting firm of the Trust and is expected to render an opinion annually on the financial statements of the Trust.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts, and for the Underwriters by                                  .                        may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share such information with select parties.

The Trust obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Trust receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Trust, its affiliates or others; (iii) information the Trust receives from a consumer reporting agency; and (iv) from visits to the Trust’s or its affiliates’ websites.

The Trust does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Trust may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Trust restricts access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Trust to provide you with additional or different privacy-related rights beyond what is set forth above, then the Trust will comply with those specific laws, rules or regulations.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Page
Use of Proceeds	S-2
Investment Objectives and Policies	S-2
Investment Policies and Techniques	S-4
Other Investment Policies and Techniques	S-15
Additional Risk Factors	S- 16
Management of the Trust	S-31
Portfolio Transactions and Brokerage	S- 47
Conflicts of Interest	S- 48
Description of Shares	S- 53
Repurchase of Common Shares	S- 54
Tax Matters	S- 55
Independent Auditors’ Report	F-1
Financial Statements	F-2
Appendix A: Ratings of Investments	A-1
Appendix B: Proxy Voting Procedures	B-1
Appendix C: Strategic Transactions	C-1

Until                         , 2013 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligations to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                            Shares

BlackRock Multi-Sector Income Trust

Common Shares

$20.00 per share

______________

PROSPECTUS

______________

BIT-PR-0113

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 9 , 2013

BlackRock Multi-Sector Income Trust

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Multi-Sector Income Trust (the “Trust”) is a non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to common shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated                         , 2013 . This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (the “ SEC ”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

TABLE OF CONTENTS

Page
Use of Proceeds	S-2
Investment Objectives and Policies	S-2
Investment Policies and Techniques	S-4
Other Investment Policies and Techniques	S-15
Additional Risk Factors	S- 16
Management of the Trust	S-31
Portfolio Transactions and Brokerage	S- 47
Conflicts of Interest	S- 48
Description of Shares	S- 53
Repurchase of Common Shares	S- 54
Tax Matters	S- 55
Independent Auditors’ Report	F-1
Financial Statements	F-2
Appendix A: Ratings of Investments	A-1
Appendix B: Proxy Voting Procedures	B-1
Appendix C: Strategic Transactions	C-1

This Statement of Additional Information is dated                   , 2013 .

USE OF PROCEEDS

  Pending investment in securities that meet the Trust’s investment objectives and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described below under “Investment Policies and Techniques—Cash Equivalents and Short-Term Debt Securities.” If necessary to invest fully the net proceeds of this offering immediately, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly. We currently anticipate that the Trust will be able to invest all of the net proceeds in accordance with the Trust’s investment objectives and policies within approximately three months after the completion of this offering.

INVESTMENT OBJECTIVES AND POLICIES

Investment Restrictions

The Trust has adopted restrictions and policies relating to the investment of the Trust’s assets and its activities. Certain of the restrictions are fundamental policies of the Trust and may not be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares) , including class approval by a majority of the Trust’s outstanding preferred shares, if any (which for this purpose and under the Investment Company Act means the lesser of  (i) 67% of the preferred shares, as a single class, represented at a meeting at which more than 50% of the Trust’s outstanding preferred shares are represented or (ii) more than 50% of the outstanding preferred shares).

Fundamental Investment Restrictions.  Under these fundamental investment restrictions, the Trust may not:

1.
Concentrate its investments in a particular industry, as that term is used in the Investment Company Act; provided, that the Trust will invest at least 25% of its total assets in mortgage related securities, which for purposes of this investment restriction the Trust will treat as an industry or group of industries.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.
Purchase or hold real estate, except the Trust may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage related securities and securities of issuers engaged in the real estate business, and the Trust may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Trust may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

Notations Regarding the Trust’s Fundamental Investment Restrictions. The following notations are not considered to be part of the Trust’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry (except that mortgage related securities will be treated by the Trust as an industry or group of industries as set forth in (1) above) . There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry.  With respect to the Trust’s industry classifications, the Trust currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. The policy also will be interpreted to give broad authority to the Trust as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Trust to borrow money in amounts of up to one-third of the Trust’s total assets from banks for any purpose, and to borrow up to 5% of the Trust’s total assets from banks or other lenders for temporary purposes. The Trust’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the Investment Company Act requires the Trust to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Trust’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when the Trust engages in such transactions, the Trust instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Trust’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC ). The policy in (2) above will be interpreted to permit the Trust to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Trust to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Trust from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Trust to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Trust’s underwriting commitments, when added to the value of the Trust’s investments in issuers where the Trust owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”). Although it is not believed that the application of the Securities Act provisions described above would cause the Trust to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Trust from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Trust may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Trust from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities) , except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable) , as well as delays in the settlement of securities transactions, will not be considered loans.

Non-Fundamental Investment Restrictions.  Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Trust may not:

a.	make short sales of securities or maintain a short position, except to the extent permitted by the Trust’s Prospectus and SAI, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under the Trust’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Trust’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Trust’s total assets will not require the Trust to dispose of an investment until the Advisors determine that it is practicable to sell or close out the investment without undue market or tax consequences.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust’s investment objectives, policies and techniques that are described in the Prospectus.

Mortgage Related Securities

Under normal market conditions, the Trust will invest at least 25% of its total assets in mortgage related securities.

MBS.  MBS include structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-backed loans, such as mezzanine loans, are assembled as securities for sale to investors by various governmental, government-related and private organizations. MBS include complex instruments such as CMOs, stripped MBS, mortgage pass-through securities and interests in REMICs. The MBS in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may invest in RMBS and CMBS issued by governmental entities and private issuers, including subordinated MBS and residual interests. The Trust may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages. Certain MBS in which the Trust may invest are described below.

Mortgage Pass-Through Securities.  Mortgage pass-through securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

RMBS.  RMBS are securities the payments on which depend, except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities, primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon or to refinance indebtedness previously used for such purposes. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS.  The principal U.S. Governmental guarantor of mortgage related securities is GNMA, which is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the FHA , or guaranteed by the VA.  RMBS issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantees are backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC.  FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.  FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues FHLMC Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In 2008, FHFA placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In February 2009, the U.S. Treasury doubled the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In December 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements which included additional financial support to certain governmentally supported entities, including the Federal Home Loan Banks (“FHLBs”), FNMA and FHLMC.   It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan did not propose similar significant changes to GNMA, which guarantees payments on mortgage related securities backed by federally insured or guaranteed loans. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly rated mortgage related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Non-Agency RMBS.  Non-Agency RMBS are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on RMBS backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations, the holders of the security could sustain a loss. No insurance or guarantee covers the Trust or the price of the Trust’s shares. RMBS issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMBS.  CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

CMOs. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by ( i ) Ginnie Mae, Fannie Mae or Freddie Mac pass-through certificates, ( ii ) unsecuritized mortgage loans insured by the FHA or guaranteed by the VA, ( iii ) unsecuritized conventional mortgages, ( iv ) other MBS or ( v ) any combination thereof. Each class of a CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.    The Trust does not intend to invest in CMO residuals, which represent the interest in any excess cash flow remaining after making the payments of interest and principal on the tranches issued by the CMO and the payment of administrative expenses and management fees.

The Trust may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction relative to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped MBS. Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each receiving a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (or “IO”), and all of the principal is distributed to holders of another type of security, known as a principal-only security (or “PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable Rate Mortgage Securities.  ARMs have interest rates that reset at periodic intervals. Acquiring ARMs permits the Trust to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Trust can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Trust, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of ARMs generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Trust. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to MBS, including prepayment risk.

Mortgage Related ABS. ABS are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including in some cases mortgage related asset classes, such as home equity loan ABS.  Home equity loan ABS are subject to many of the same risks as RMBS, including interest rate risk and prepayment risk.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Municipal Securities

The Trust may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities. The Trust may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax. Municipal securities are either general obligation bonds or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Moral Obligation Bonds.  The Trust also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations.  The Trust may invest in participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Trust’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult.

Certificates of Participation.  A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Trust with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Trust with the right to demand payment, on not more than seven days’ notice, of all or any part of the Trust’s participation interest in the underlying municipal securities, plus accrued interest.

Pre-Refunded Municipal Securities.  The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.  Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airports , mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Special Taxing Districts.  Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. Bonds issued pursuant to financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

VRDOs.  Variable rate demand obligations (“VRDOs”) are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. The Trust may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

Taxable Municipal Securities.  The Trust may invest in taxable municipal securities, including BABs. BABs are taxable municipal obligations issued pursuant to legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid. Enacted in February 2009, the American Recovery and Reinvestment Act of 2009 (the “ARRA”) authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury with respect to the bonds’ interest payments (“direct pay” BABs) or (ii) provide tax credits to investors in the bonds (“tax credit” BABs). BABs offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. BABs may appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Unlike most other municipal obligations, interest received on BABs is subject to federal and state income tax. Under the terms of the ARRA, issuers of direct pay BABs are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid and investors in tax credit BABs can receive a federal tax credit of 35% of the coupon interest received. The federal interest subsidy or tax credit continues for the life of the bonds. The Trust may invest in direct pay BABs or tax credit BABs. Pursuant to the ARRA, the issuance of BABs was discontinued on December 31, 2010.   Under the sequestration process under the Budget Control Act of 2011, 7.6% of the federal subsidy for BABs and other subsidized taxable municipal bonds could be eliminated beginning on March 1, 2013.

Sovereign Government and Supranational Debt

The Trust may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Bank Obligations

Bank obligations may include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive proposes or to keep cash on hand, the Trust may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

i.
U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the FHA , Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and GNMA , whose securities are supported by the full faith and credit of the United States; (b) the FHLBs , Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c)  FNMA , whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-

sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

ii.
Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

iii.
Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

iv.
Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Trust’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Strategic Transactions and Other Management Techniques

As described in the Prospectus, the Trust may use Strategic Transactions. This section contains various additional information about the type of Strategic Transactions in which the Trust may engage.

Interest Rate Transactions. The Trust may enter into interest rate swaps and purchase or sell interest rate caps and floors.  The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique, to protect against any increase in the price of securities the Trust anticipates purchasing at a later date and/or to hedge against increases in the Trust’s costs associated with its leverage strategy. The Trust will ordinarily use these transactions as a hedge or for duration and risk management , although it is permitted to enter into them to enhance income or gain. The Trust may not sell interest rate caps or floors, except for interest rate caps or floors it has previously purchased. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest ( e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal ) . The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may hedge both its assets and liabilities through interest rate swaps, caps and floors. Usually, payments with respect to interest rate swaps will be made on a net basis (i .e., the two payment streams are netted out ) with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid assets having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, generally the Trust will have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swap Agreements.  The Trust may enter into credit default swap agreements for hedging purposes or to seek to increase income or gain. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Trust. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The Trust may be either the buyer or seller in the transaction.  If the Trust is a buyer and no credit event occurs, the Trust will generally receive no payments from its counterparty under the swap if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.  As a seller, the Trust generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.  As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its Managed Assets , the Trust would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Trust had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.  A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.  The Trust’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Trust).  The Trust will at all times segregate with its custodian in connection with each such transaction liquid assets or cash with a value at least equal to the Trust’s exposure (any accrued but unpaid net amounts owed by the Trust to any counterparty) on a marked-to-market basis (as calculated pursuant to requirements of the SEC).  If the Trust is a seller of protection in a credit default swap transaction, it will segregate with its custodian in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract.  Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio.  Such segregation will not limit the Trust’s exposure to loss.

In addition, the credit derivatives market is subject to a changing regulatory environment.  It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Trust’s ability to successfully use credit derivatives.

Total Return Swaps.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Trust’s portfolio because, in addition to its Managed Assets , the Trust would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Trust thereunder. Swap agreements also bear the risk that the Trust will not be able to meet its obligation to the counterparty. Generally, the Trust will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Trust. If the total return swap transaction is entered into on other than a net basis, the full amount of the Trust’s obligations will be accrued on a daily basis, and the full amount of the Trust’s obligations will be segregated by the Trust in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Trust initially to make an equivalent direct investment, plus or minus any amount the Trust is obligated to pay or is to receive under the total return swap agreement.

Futures Contracts and Options on Futures Contracts.  The Trust may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, baskets or indices of debt securities, other financial indices and U.S. Government debt securities or options on any of the above. The Trust may engage in such transactions for bona fide hedging, risk management (including duration management) and other portfolio management purposes, and may enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the applicable rules and regulations of the CFTC and the SEC.

Forward Foreign Currency Contracts.  The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Calls on Securities, Indices and Futures Contracts.  The Trust may sell or purchase call options (“calls”) on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell if the buyer exercises the option, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be “covered” as long as the call is outstanding (i.e., the Trust must own the securities or futures contract subject to the call or other securities or assets acceptable for applicable segregation or coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security of futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at an agreed upon price (i.e., the strike price of the option). Calls on futures on securities must also be covered by deliverable securities or the futures contract or by cash or liquid assets segregated to satisfy the Trust’s obligations pursuant to such instruments.

Puts on Securities, Indices and Futures Contracts. The Trust may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid assets having a value not less than the strike price. The Trust will not sell puts if, as a result, more than 50% of the Trust’s total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

New Products.  The financial markets continue to evolve and financial products continue to be developed. The Trust reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Trust currently is not subject.

Appendix C contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust’s portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Advisor; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such transactions had not been used.

Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See “Tax Matters.”

Short Sales

The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender.

The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. Government securities or other liquid assets. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such securities lender.

If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.  The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust’s limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust’s obligation to repurchase the securities and the Trust’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Trust’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract.  Income generated from transactions in repurchase agreements will be taxable.  The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

The Trust may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Trust receives collateral in cash or securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by a bank (other than a borrower of the Trust’s portfolio securities or any affiliate of such borrower), which qualifies as a custodian bank for an investment company under the Investment Company Act, which collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Advisors may instruct the lending agent (as defined below) to terminate loans and recall securities so that the securities may be voted by the Trust if required by the Advisor’s proxy voting guidelines. See “Management of the Trust—Proxy Voting Policies” below. Such notice shall be provided in advance such that a period of time equal to no less than the normal settlement period for the securities in question prior to the record date for the proxy vote or other corporate entitlement is provided.

The Trust receives the equivalent of any income it would have received on the loaned securities. Where the Trust receives securities as collateral, the Trust receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Trust’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Trust is obligated to return the collateral to the borrower upon the return of the loaned securities. The Trust could suffer a loss in the event the Trust must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Trust could suffer a loss where the value of the collateral is below the market value of the borrowed securities plus any other receivables from the borrower along with any transaction costs to repurchase the securities. The Trust could also experience delays and costs in gaining access to the collateral. The Trust may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Trust has received an exemptive order from the SEC permitting it to lend portfolio securities to affiliates of the Trust and to retain an affiliate of the Trust as lending agent. Pursuant to that order, the Trust has retained an affiliated entity of the Advisor as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, upon the advice of the Advisor and on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Advisor or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Advisor or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Advisor’s waiver of a portion of its management fee.

The Trust would continue to accrue the equivalent of the same interest or other income on loaned securities that it would have received had the securities not been on loan, and would also earn income on investments made with any cash collateral for such loans. Any cash collateral received by the Trust in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.

BlackRock Investment Management, LLC , an affiliate of the Advisor, acts as securities lending agent for the Trust and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Trust’s securities lending program.

ADDITIONAL RISK FACTORS

Mortgage Related Securities Risks

Investing in MBS entails various risks. MBS represent an interest in a pool of mortgages. Most MBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. MBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such MBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS. In addition, the Trust’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Trust to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, lengthening the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities.

Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage related and other asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a mortgage related or other asset-backed security’s total return and maturity may be difficult to predict precisely. To the extent that the Trust purchases mortgage related securities at a premium, prepayments (which may be made without penalty) may result in loss of the Trust’s principal investment to the extent of premium paid.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Trust invests, the Trust will not be able to recover all of its investment in the MBS it purchases. MBS in which the Trust invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

Additional risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

MBS generally are classified as either RMBS or CMBS, each of which are subject to certain specific risks as further described below.

RMBS Risks.  RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS Risk. MBS issued by FNMA or FHLMC are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. Government.  In 2008 , FHFA placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into an agreement with each of FNMA and FHLMC that contains various covenants that severely limit each enterprise’s operations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Reform Act, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  In the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC, and identified proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC.  The impact of such reforms on the markets for MBS is currently unknown.  It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations.

Non-Agency RMBS Risk. Non-agency RMBS are securities issued by non-governmental issuers. Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

Borrower Credit Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Legal Risk.  Legal risks associated with RMBS can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof, which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity that regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions. Specifically, provisions of federal predatory lending laws, such as the federal Truth-in-Lending Act (as supplemented by the Home Ownership and Equity Protection Act of 1994) and Regulation Z, and various recently enacted state predatory lending laws provide that a purchaser or assignee of specified types of residential mortgage loans (including an issuer of RMBS) may be held liable for violations by the originator of such mortgage loans. Under such assignee liability provisions, a borrower is generally given the right to assert against a purchaser of its mortgage loan any affirmative claims and defenses to payment that such borrower could assert against the originator of the loan or, where applicable, the home improvement contractor that arranged the loan. Liability under such assignee liability provisions could, therefore, result in a disruption of cash flows allocated to the holders of RMBS where either the issuer of such RMBS is liable for damages or is unable to enforce payment by the borrower.

In most but not all cases, the amount recoverable against a purchaser or assignee under such assignee liability provisions is limited to amounts previously paid and still owed by the borrower. Moreover, sellers of residential mortgage loans to an issuer of RMBS typically represent that the loans have been originated in accordance with all applicable laws and in the event such representation is breached, the seller typically must repurchase the offending loan. Notwithstanding these protections, an issuer of RMBS may be exposed to an unquantifiable amount of potential assignee liability because, first, the amount of potential assignee liability under certain predatory lending laws is unclear and has yet to be litigated, and, second, in the event a predatory lending law does not prohibit class action lawsuits, it is possible that an issuer of RMBS could be liable for damages for more than the original principal amount of the offending loans held by it. In such circumstances the issuer of RMBS may be forced to seek contribution from other parties, who may no longer exist or have adequate funds available to fund such contribution.

In addition, structural and legal risks of RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of RMBS.

Mortgage Loan Market Risk.  In recent years, the residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with ARMs are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

At any one time, a portfolio of RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions. As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas.  The recent economic downturn experienced at the national level and the more serious economic downturn experienced in certain geographic areas of the United States, including in particular areas of the United States where rates of delinquencies and defaults on residential mortgage loans have already accelerated, may further contribute to the higher rates of delinquencies and defaults on the residential mortgage loans underlying the RMBS. There also can be no assurance that areas of the United States that have mostly avoided higher rates of delinquencies and defaults on residential mortgage loans will continue to do so if an economic downturn in the economy continues at the national level.

Another factor that may contribute to, and may in the future result in, higher delinquency and default rates is the increase in monthly payments on ARMs . Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have ARMs . Moreover, with respect to hybrid mortgage loans after their initial fixed rate period or other adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS.

As a result of rising concerns about increases in delinquencies and defaults on residential mortgage loans (particularly on sub-prime and adjustable-rate mortgage loans) and as a result of increasing concerns about the financial strength of originators and servicers and their ability to perform their obligations with respect to non-agency RMBS, there may be an adverse change in the market sentiments of investors about the market values and volatility and the degree of risk of non-agency RMBS generally. Some or all of the underlying residential mortgage loans in an issue of non-agency RMBS may have balloon payments due on their respective maturity dates. Balloon residential mortgage loans involve a greater risk to a lender than fully amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the local or national residential real estate markets, interest rates and general economic conditions and the financial condition of the borrower. If borrowers are unable to make such balloon payments, the related issue of non-agency RMBS may experience losses.

The Trust may acquire RMBS backed by collateral pools of mortgage loans that have been originated using underwriting standards that are less restrictive than those used in underwriting “prime mortgage loans” and “Alt-A mortgage loans.”  These lower standards include mortgage loans made to borrowers having imperfect or impaired credit histories, mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified and are commonly referred to as “sub-prime” mortgage loans. Sub-prime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience delinquency, foreclosure, bankruptcy and loss rates that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner.  Certain categories of RMBS, such as option ARM RMBS and sub-prime RMBS, have been referred to by the financial media as “toxic assets.”

If the economy of the United States further deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages, may continue to increase, which may adversely affect the value of any RMBS owned by the Trust.

Legislation and Regulation Risk. The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to FNMA and FHLMC. This bill could potentially have a material adverse effect on the Trust’s investment program as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the FHA ,  and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers. In 2007, U.S. Treasury then-Secretary Henry Paulson and HUD then-Secretary Alphonso Jackson and the mortgage industry worked to develop HOPE NOW, an alliance of participants in the mortgage industry intended to work with borrowers with sub-prime mortgages facing interest rate increases and increasing payments. The Congressional Research Service reports that HOPE NOW has undertaken an initiative to provide homeowners with free telephone consultations with HUD-approved credit counselors, who can help homeowners contact their lenders and credit counselors to work out a plan to avoid foreclosure. Certain borrowers may also seek relief through the “FHA Secure” refinancing option that gives homeowners with non-FHA ARMs , current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage. The Helping Families Save Their Homes Act of 2009, which was enacted on May 20, 2009, provides a safe harbor for servicers entering into “qualified loss mitigation plans” with respect to residential mortgages originated before the act was enacted. By protecting servicers from certain liabilities, this safe harbor may encourage loan modifications and reduce the likelihood that investors in securitizations will be paid on a timely basis or will be paid in full.

In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials and federal and state regulatory agencies to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the Trust’s investment program. Some members of the U.S. Congress are concerned that the downturn in the housing market has played a role in the rise of late mortgage payments and foreclosures and expect that these conditions will lead to increased filings for bankruptcy. The terms of other proposed legislation or other plans may include, by way of example and not limitation, the following:

•	moratoriums on interest rate increases for certain mortgage loans and on foreclosure proceedings;

•
conversions of ARMs to fixed-rate mortgages (including in connection with government-backed refinancings of individual mortgage loans), with potential workouts to provide borrowers with equity stakes in their homes;

•	increased scrutiny of mortgage originations (including mortgage loans in which the Trust may own an interest through non-agency RMBS) and foreclosure proceedings;

•	additional registration and licensing requirements for mortgage brokers, lenders and others involved in the mortgage industry; and

•
greater relief to homeowners under the U.S. Bankruptcy Code or other federal or state laws, including relief to stay or delay the foreclosure of residential mortgage loans or to modify payment terms, including interest rates and repayment periods, of residential mortgage loans, over a lender’s objections, as the result of a “cramdown,” which decreases the debt’s value to as low as the collateral’s fair market value.

A significant number of loan modifications could result in a significant reduction in cash flows to the holders of the mortgage securities on an ongoing basis. These loan modification programs, as well as future legislative or regulatory actions, including amendments to the bankruptcy laws, that result in the modification of outstanding mortgage loans may adversely affect the value of, and the returns on, the target assets in which the Trust intends to invest.

New laws, legislation or other government regulations, including those promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Trust, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of RMBS.

CMBS Risk. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS . CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.

The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer. In many cases, overall control over the special servicing of related underlying mortgage loans will be held by a “directing certificateholder” or a “controlling class representative,” which is appointed by the holders of the most subordinate class of CMBS in such series. The Trust may not have the right to appoint the directing certificateholder. In connection with the servicing of the specially serviced mortgage loans, the related special servicer may, at the direction of the directing certificateholder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Trust’s interests. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Credit Risk Associated with Originators and Servicers of Mortgage Loans. A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Such difficulties may affect the performance of MBS backed by mortgage loans. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related MBS. Delinquencies and losses on, and, in some cases, claims for repurchase by the originator of, mortgage loans originated by some mortgage lenders have recently increased as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any “no documentation” or “limited documentation” mortgage loans that may support non-agency RMBS, inadequate verification of income and employment history. Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by some mortgage lenders have also resulted from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency MBS and subordinated security holders.

The servicers of non-agency MBS are often the same entities as, or affiliates of, the originators of these mortgage loans. Accordingly, the financial risks relating to originators of MBS described immediately above also may affect the servicing of MBS. In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure. In recent years, a number of lenders specializing in residential mortgages have sought bankruptcy protection, shut down or been refused further financings from their lenders.

MBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans. However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities. Like originators, these entities are typically very highly leveraged. Such difficulties may cause servicers to default under their financing arrangements. In certain cases, such entities may be forced to seek bankruptcy protection. Due to the application of the provisions of bankruptcy law, servicers who have sought bankruptcy protection may not be required to advance such amounts. Even if a servicer were able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or declining value of the related mortgaged properties. Moreover, servicers may overadvance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of MBS. In such transactions, a servicer’s obligation to make such advances may also be limited to the amount of its servicing fee. In addition, if an issue of MBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the MBS and, in the case of senior-subordinated MBS described below, first from distributions that would otherwise be made on the most subordinated MBS of such issue. Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.

There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans. Because the recent financial difficulties experienced by such originators and servicers is unprecedented and unpredictable, the past performance of the residential and commercial mortgage loans originated and serviced by them (and the corresponding performance of the related MBS) is not a reliable indicator of the future performance of such residential mortgage loans (or the related MBS).

In some cases, servicers of MBS have been the subject of legal proceedings involving the origination and/or servicing practices of such servicers. Large groups of private litigants and states’ attorneys general have brought such proceedings. Because of the large volume of mortgage loans originated and serviced by such servicers, such litigation can cause heightened financial strain on servicers. In other cases, origination and servicing practices may cause or contribute to such strain, because of representation and warranty repurchase liability arising in MBS and mortgage loan sale transactions. Any such financial strain could cause servicers to service below required standards, causing delinquencies and losses in any related MBS transaction to rise, and in extreme cases could cause the servicer to seek the protection of any applicable bankruptcy or insolvency law. In any such proceeding, it is unclear whether the fees that the servicer charges in such transactions would be sufficient to permit that servicer or a successor servicer to service the mortgage loans in such transaction adequately. If such fees had to be increased, it is likely that the most subordinated security holders in such transactions would be effectively required to pay such increased fees. Finally, these entities may be the subject of future laws designed to protect consumers from defaulting on their mortgage loans. Such laws may have an adverse effect on the cash flows paid under such MBS.

In addition, certain lenders who service and/or issue MBS have recently announced that they are being investigated by or have received information requests from U.S. federal and/or state authorities, including the SEC . As a result of such investigations and other similar investigations and general concerns about the adequacy or accuracy of disclosure of risks to borrowers and their understanding of such risks, U.S. financial regulators have recently indicated that they may propose new guidelines for the mortgage industry. Guidelines, if introduced, together with the other factors described herein, may make it more difficult for borrowers with weaker credit to refinance, which may lead to further increases in delinquencies, extensions in duration and losses in mortgage related assets.

Adjustable Rate Mortgage Risk. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the MBS into which that loan has been bundled.  This risk may be increased as increases in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers with ARMs

Stripped MBS Risk. Stripped MBS may be subject to additional risks.  One type of stripped mortgage-backed security pays to one class all of the interest from the mortgage assets (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Trust’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Additional Risks of MBS.  Additional risks associated with investments in MBS include:

Interest Rate Risk.  In addition to the interest rate risks described under “Risks—Interest Rate Risk,” certain MBS may be subject to additional risks as the rate of interest payable on certain MBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such MBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such MBS.

Structural Risk. Because MBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of properties underlying the mortgage loan pool, the MBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of MBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected.

Subordination Risk. MBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain MBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, MBS may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Prepayment, Extension and Redemption Risks.  MBS may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the MBS which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Trust’s higher yielding securities are likely to be redeemed and the Trust will probably be unable to replace them with securities having as great a yield. In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing.  Prepayments can result in lower yields to shareholders.  The increased likelihood of prepayment when interest rates decline also limits market price appreciation of MBS. This is known as prepayment risk.

 Except in the case of certain types of RMBS, the mortgage loans underlying RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related RMBS. In the case of certain home equity loan securities and certain types of RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related RMBS.  RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan. Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of RMBS as a prepayment of such mortgage loan. Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud will have the same effect on the yield on the related RMBS as an increase in prepayment rates.

 Risk of prepayment may be reduced for commercial real estate property loans containing significant prepayment penalties or prohibitions on principal payments for a period of time following origination.

MBS also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

In addition, MBS may be subject to redemption at the option of the issuer. If MBS held by the Trust is called for redemption, the Trust will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Trust’s ability to achieve its investment objectives .

Spread Widening Risk. The prices of MBS may decline substantially, for reasons that may not be attributable to any of the other risks described in this prospectus. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

Liquidity Risk. The liquidity of MBS varies by type of security; at certain times the Trust may encounter difficulty in disposing of such investments. Because MBS have the potential to be less liquid than other securities, the Trust may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of MBS suffered periods of illiquidity when disfavored by the market. Due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities

Municipal Securities Risk

Municipal securities involve certain risks. The municipal market is one in which dealer firms make markets in securities on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Municipal securities are generally not registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Trust is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Advisors than would be a stock fund or a taxable bond fund. The secondary market for municipal securities, particularly the below investment grade securities to which the Trust may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses. Any income derived from the Trust’s ownership or operation of such assets could jeopardize the Trust’s status as a RIC under the Code.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such securities are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Such debt issuance limitations are usually deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Trust and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the net asset value of the Trust. A decline in income could affect the Trust’s ability to pay dividends on the common shares.

The risks and special considerations involved in investment in municipal securities vary with the types of instruments being acquired.

The value of municipal securities generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of a bankruptcy. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal security issuers could produce varying results among the states or among municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Trust invests.

The U.S. economy may be in the process of “deleveraging,” with individuals, companies and municipalities reducing expenditures and paying down borrowings. In such event, the number of municipal borrowers and the amount of outstanding municipal securities may contract, potentially without corresponding reductions in investor demand for municipal securities. As a result, the Trust may have fewer investment alternatives, may invest in securities that it previously would have declined and may concentrate its investments in a smaller number of issuers.

Securities Lending Risk

The Trust may lend securities to financial institutions.  In return, the Trust receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Trust maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned.  The Trust receives the income on the loaned securities. Where the Trust receives securities as collateral, the Trust receives a fee for its loans from the borrower and does not receive the income on the collateral.  Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower.  As a result, the Trust’s yield may increase.  Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.  The Trust is obligated to return the collateral to the borrower at the termination of the loan.  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, the Trust may lose money and there may be a delay in recovering the loaned securities.  The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  These events could trigger adverse tax consequences for the Trust.  The Trust could suffer a loss in the event the Trust must return the cash collateral and there are losses on investments made with the cash collateral.  In the event the borrower defaults on any of its obligations with respect to a securities loan, the Trust could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities.  The Trust could also experience delays and costs in gaining access to the collateral.  The Trust may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Trust has received an exemptive order from the SEC permitting it to lend portfolio securities to affiliates of the Trust and to retain an affiliate of the Trust as lending agent.  Pursuant to that order and under a securities lending program approved by the Board, the Trust has retained an affiliate of the Advisor to serve as the securities lending agent for the Trust to the extent that the Trust participates in the securities lending program.  For these services, the lending agent will receive a fee from the Trust, including a fee based on the returns earned on the Trust’s investment of the cash received as collateral for the loaned securities.  In addition, one or more affiliates may be among the entities to which the Trust may lend its portfolio securities under the securities lending program.  In connection with securities lending activities, the lending agent may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Advisor or its affiliates.  Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Advisor or its affiliates, or in a private investment company managed by the lending agent.  If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities.  However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust.  Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Advisor’s waiver of a portion of its management fee.

The Trust would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by the Trust in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.  Specifically, cash collateral may be invested in any of the following instruments: ( i ) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; ( ii ) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two Nationally Recognized Statistical Rating

Organizations (“NRSROs”), or one if only rated by one NRSRO; ( iii ) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CDs, BAs and time deposits); ( iv ) repurchase agreements relating to the above instruments, as well as corporate debt; and ( v ) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds.  Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

Short Selling Risk

Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short-selling necessarily involves certain additional risks.  However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss.  Uncovered short sales expose the Trust to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  There is the risk that the securities borrowed by the Trust in connection with a short-sale must be returned to the securities lender on short notice.  If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a ‘‘short squeeze’’ can occur, and the Trust may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Trust may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result.  Such restrictions may also adversely affect the ability of the Trust to execute its investment strategies generally.  Similar emergency orders have also recently been instituted in non-U.S. markets in response to increased volatility.  The SEC recently adopted amendments to Regulation SHO under the Securities Exchange Act of 1934 that restrict the ability to engage in a short sale at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security’s closing price as of the end of the prior day.

Risk Factors in Strategic Transactions and Derivatives

In addition to Appendix C, the following contains risk factors associated with Strategic Transaction and derivatives. The Trust’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks such as credit risk, leverage risk, liquidity risk, correlation risk and index risk as described below:

•
Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Trust, or the risk that the reference entity in a derivative will not be able to honor its financial obligations.  In particular, derivatives traded in over-the-counter (“OTC”) markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Trust has unrealized gains in such instruments or has deposited collateral with its counterparties the Trust is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

•
Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Trust to potential losses that exceed the amount originally invested by the Trust.  When the Trust engages in such a transaction, the Trust will deposit in a segregated account liquid assets with a value at least equal to the Trust’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction, but will not limit the Trust’s exposure to loss.

•
Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Trust would like or at the price that the Trust as seller believes the security is currently worth. There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Trust will otherwise be able to sell such instrument at an acceptable price.  It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.  The absence of liquidity may also make it more difficult for the Trust to ascertain a market value for such instruments.   Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures.  In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Trust, the Trust would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Trust has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•
Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Trust seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•
Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Trust could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Trust paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•
Volatility Risk—the risk that the Trust’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period.    The Trust could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Trust holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The Trust could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

If the Trust invests in a derivative instrument it could lose more than the principal amount invested.  Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Trust.

The Trust is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial.  Although the Advisors seek to use derivatives to further the Trust’s investment objectives , there is no assurance that the use of derivatives will achieve this result.

Counterparty Risk.  Because derivative transactions in which the Trust may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Trust is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Trust intends to enter into transactions only with counterparties which the Advisors believe to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Trust will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Trust’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Trust may be exposed to the risk of a court treating the Trust as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.  In addition, the Trust is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Trust invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Trust will not sustain a loss on a transaction as a result.

Swaps Risk.  Swap agreements involve the risk that the party with which the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). In addition, the swaps market is subject to a changing regulatory environment.  It is possible that regulatory or other developments in the swaps market could adversely affect the Trust’s ability to successfully use swaps.

Foreign Currency Forwards. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of Non-U. S. Securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Over-the-Counter Trading Risk.  The derivative instruments that may be purchased or sold by the Trust may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Trust can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Trust to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Trust has unrealized gains in such instruments or has deposited collateral with its counterparties the Trust is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Dodd-Frank Act Risk.  Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, the CFTC and other U.S. regulators (the “Regulators”) are in the process of adopting numerous regulations to implement the Derivatives Title. Until the Regulators complete their rulemaking efforts, the extent to which the Derivatives Title and the rules adopted thereunder will impact the Trust is unclear. However, it is possible that the new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisors, or at least make them more costly or make them uneconomical. Additionally, there may be market dislocations due to uncertainty during the extended regulatory implementation period and it is not yet clear how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Trust.  Changing approaches to regulation may have a negative impact on the securities in which the Trust invests.  Legislation or regulation may also change the way in which the Trust itself is regulated.

There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objectives .  In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords (“Basel III”), the market may not react the way the Advisors expect.  Whether the Trust achieves its investment objectives may depend on, among other things, whether the Advisors correctly forecast market reactions to this and other legislation.  In the event the Advisors incorrectly forecast market reaction, the Trust may not achieve its investment objectives .

Effective December 31, 2012, the CFTC adopted certain regulatory changes that subjects registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.   Accordingly, the Advisors have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Advisors are not, therefore, subject to registration or regulation as “commodity pool operators” under the CEA in respect of the Trust.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged.  The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments.  For example, if the price of the futures contract moves more or less than the price of the hedged security, the Trust will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities.  To compensate for imperfect correlations, the Trust may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts.  Conversely, the Trust may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the bonds held by the Trust.  As a result, the Trust’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Trust.  The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust’s investments as compared to those comprising the securities index and general economic or political factors.  In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure.  The correlation between futures contracts on U.S. Government securities and the securities held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Trust may be greater.  The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Trust may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market.  There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close out a futures position.  In the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin.  In such situations, if the Trust has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  The inability to close out futures positions also could have an adverse impact on the Trust’s ability to hedge effectively its investments in securities.  The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Advisors to forecast correctly the direction and extent of interest rate movements within a given time frame.  To the extent interest rates remain stable during the period in which a futures contract or option is held by the Trust or such rates move in a direction opposite to that anticipated, the Trust may realize a loss on the strategic transaction which is not fully or partially offset by an increase in the value of portfolio securities.  As a result, the Trust’s total return for such period may be less than if it had not engaged in the strategic transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage.  As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses.  There is also the risk of loss by the Trust of margin deposits in the event of bankruptcy of a broker with which the Trust has an open position in a financial futures contract.  Because the Trust will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Trust’s return, any losses incurred in connection therewith should, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Trust or decreases in the price of securities the Trust intends to acquire.

Clearing Broker and Central Clearing Counterparty Risks.  The CEA requires swaps and futures clearing brokers registered as "futures commission merchants" to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers' proprietary assets.  Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations.  There is a risk that assets deposited by the Trust with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Trust's clearing broker.  In addition, the assets of the Trust might not be fully protected in the event of the Trust's clearing broker's bankruptcy, as the Trust would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading.  Nevertheless, all customer funds held at a clearing organization in connection with any futures or options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers.  With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization.  As a result, in the event of a default of the clearing broker's other clients or the clearing broker's failure to extend own funds in connection with any such default, the Trust would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Trust with the clearing organization.

See Appendix C for further information regarding risks associated with certain Strategic Transactions .

MANAGEMENT OF THE TRUST

Investment Management Agreement

Although the Advisor intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of the Advisor are not exclusive and the Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The Investment Management Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Trust or any of the Trust’s shareholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust’s shareholders and provides for indemnification by the Trust of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The Investment Management Agreement provides for the Trust to pay a monthly management fee at an annual rate equal to 0.80 % of the average daily value of the Trust’s Managed Assets (       % of the Trust’s net assets, assuming leverage of       % of the Trust’s Managed Assets).

The Board initially consisted of three Trustees: Karen P. Robards, W. Carl Kester and Paul L. Audet (the “Initial Board”).  Each of Ms. Robards and Mr. Keste r are Independent Trustees and Mr. Audet  is an interested Trustee by virtue of his current position with the Advisor.  At an in person meeting held on December 17, 2012 (the “Initial Organizational Meeting”) the Initial Board, including the Independent Trustees voting separately, approved the Investment Management Agreement between the Trust and the Advisor.  After the Initial Organizational Meeting, the Initial Board expanded the size of the Board to eleven Trustees and appointed the remaining eight Trustees to fill the vacancies created thereby.  The Board then held an in person meeting on                  , 2013, at which it, and the Independent Trustees voting separately, ratified the Initial Board's approval of the Investment Management Agreement. Investment Management Agreement was approved by the sole common shareholder of the Trust as of                       , 2013 .

The Investment Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreements

Pursuant to separate sub-investment advisory agreements , the Advisor has appointed BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, each an affiliate of the Advisor , to perform certain of the day-to-day investment management of the Trust.   Each Sub-Advisor will receive a portion of the management fee paid by the Trust to the Advisor. From the management fees, the Advisor (and not the Trust) will pay an annual sub-advisory fee to each Sub-Advisor for serving as investment sub-adviser equal to 46% of the monthly management fee received by the Advisor with respect to the assets of the Trust allocated to such Sub-Advisor .

The sub-investment advisory agreements also provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify the Sub-Advisors, their directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

Although the Sub-Advisors intend to devote such time and effort to the business of the Trust as is reasonably necessary to perform their duties to the Trust, the services of the Sub-Advisors are not exclusive and the Sub-Advisors provide similar services to other investment companies and other clients and may engage in other activities.

The Initial Board, including the Independent Trustees voting separately, approved the sub-investment advisory agreements among the Trust, the Advisor and the Sub-Advisors at the Initial Organizational Meeting.  The Board then held an in person meeting on                           , 2013 at which it, and the Independent Trustees voting separately, ratified the Initial Board's approval of the sub-investment advisory agreements .

The sub-investment advisory agreements were approved by the sole common shareholder of the Trust as of                      , 2013. The sub-investment advisory agreements will continue in effect for a period of two years from their effective dates , and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees who are not parties to such agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreements may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Trust, or by the Advisor or the Sub-Advisor, on 60 days’ written notice by either party to the other. The sub-investment advisory agreements will also terminate automatically in the event of its “assignment” (as such term is defined in the Investment Company Act and the rules thereunder).

Biographical Information Pertaining to Trustees

The Board consists of eleven  individuals,         of whom are currently Independent Trustees, and an additional            of whom will be Independent Trustees once certain underwriters are no longer principal underwriters of the Trust.  The registered investment companies advised by the Advisors or their affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex,” and the “Equity-Bond Complex”) and one complex of ETFs (the “Exchange-Traded Complex;” each such complex a “BlackRock Fund Complex”).  The Trust is included in the Closed-End Complex.  The Trustees also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Independent Trustees
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Trustee and Chair of the Board	Since 2012	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Trustee, Vice Chair of the Board	Since 2012
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.

				93 RICs consisting of 89 Portfolios	AtriCure, Inc. (medical devices)

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2012
Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				93 RICs consisting of 89 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012
Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				93 RICs consisting of 89 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2012
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				93 RICs consisting of 89 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2012	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	93 RICs consisting of 89 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2012
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				93 RICs consisting of 89 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2012
Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School's Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.
				93 RICs consisting of 89 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2012
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, from 2006 to 2010; Chairman of the Finance Department, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				93 RICs consisting of 89 Portfolios	None
Interested Trustees†
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2012	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.	155 RICs consisting of 280 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2012
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011. Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011. Head of BlackRock's Real Estate business from 2008 to 2011; Member of BlackRock's Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 280 Portfolios	None
_____________________
*
Trustees serve until their term expires, resignation, removal or death, or until December 31 of the year in which they turn 72.  The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefore.  In 2012, the Board approved the extension of the mandatory retirement age for James T. Flynn by one additional year, which the Board believes is in the best interest of shareholders.

**
For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex, excluding the Trust is comprised of      RICs.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†
Mr. Gabbay and Mr. Audet are “interested persons” (as defined in the Investment Company Act) of the Trust by virtue of their current or former positions with the Advisors, each a wholly owned subsidiary of BlackRock, Inc., and their ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.

††
  are currently “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters.   will cease to be “interested persons” once such underwriters are no longer principal underwriters of the Trust.

Experience, Qualifications and Skills of Trustees

The Independent Trustees have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Trust’s Bylaws. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The following table discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that they should serve on the Board.

Trustee	Experience, Qualifications and Skills

Richard E. Cavanagh
Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the "blue ribbon" Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh's service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Additionally, the Board benefits from Mr. Cavanagh's years of experience having served as Trustee of the Aircraft Finance Trust, Director of Arch Chemical, and Trustee and Chairman of Educational Testing Service. Mr. Cavanagh's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.

Karen P. Robards
The Board benefits from Ms. Robards's many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards's prior position as an investment banker at Morgan Stanley provides useful oversight of the Trust's investment decisions and investment valuation processes, while her position as Partner of Robards & Company, LLC, a financial advisory firm, provides valuable knowledge of the financial advisory industry. Additionally, Ms. Robards's experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, and as a director of AtriCure, Inc., a medical device company, provides the Board with the benefit of her experience with the management practices of other financial and publicly traded companies. Ms. Robards's long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Ms. Robards's knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as the Chair of the Trust's Audit Committee.

Michael J. Castellano
The Board benefits from Mr. Castellano's over forty year career in accounting. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President — Chief Control Officer for Merrill Lynch's capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President — Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm.

Frank J. Fabozzi
Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society's Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Board benefits from Dr. Fabozzi's experiences as a professor and author in the field of finance. Dr. Fabozzi's experience as a Professor of Finance at EDHEC Business School, as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations and the business and regulatory issues facing the Trust.

Trustee	Experience, Qualifications and Skills

Kathleen F. Feldstein
Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Board by providing business leadership and experience and knowledge of economic research and analysis and financial services. The Board benefits from Dr. Feldstein's experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein's long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.

James T. Flynn
Mr. Flynn brings to the Board a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn's five years as the Chief Financial Officer of JP Morgan & Co. provide the Board with experience on financial reporting obligations and oversight of investments. Mr. Flynn's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Flynn's knowledge of financial and accounting matters qualifies him to serve as a member of the Trust's Audit Committee.

Jerrold B. Harris
Mr. Harris's time as President and Chief Executive Officer of VWR Scientific Products Corporation, and Director of Troemner, LLC, a scientific equipment provider, brings to the Board business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris's position as a director of BlackRock Kelso Capital Corporation brings to the Board the benefit of his experience as a director of a business development company governed by the Investment Company Act and allows him to provide the Board with added insight into the management practices of other financial companies. Mr. Harris's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations and the business and regulatory issues facing the Trust.

R. Glenn Hubbard
Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard's experience as an adviser to the President of the United States, and as Chairman of the Economic Policy Committee of the OECD, adds a dimension of balance to the Trust's governance and provides perspective on economic issues. Dr. Hubbard's service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.

W. Carl Kester
The Board benefits from Dr. Kester's experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Dr. Kester's knowledge of financial and accounting matters qualifies him to serve as a member of the Trust's Audit Committee.

Henry Gabbay
The Board benefits from Dr. Gabbay's many years of experience in administration, finance and financial services operations. Dr. Gabbay's experience as a Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds and BlackRock Bond Allocation Target Shares provides the Board with insight into investment company operational, financial and investment matters. Dr. Gabbay's former positions

Trustee	Experience, Qualifications and Skills

 as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Board with direct knowledge of the operations of the Trust and its investment adviser. Dr. Gabbay's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust.

Paul L. Audet
Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 30 years in finance and asset management. Mr. Audet serves as Senior Managing Director of BlackRock and head of U.S. Mutual Funds, and Chair of the U.S. Mutual Funds Committee reporting to BlackRock's Global Executive Committee. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock, head of BlackRock's Global Cash Management business and head of BlackRock's Real Estate business. Mr. Audet currently is a member of BlackRock's Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC's Mergers & Acquisitions Unit. Mr. Audet is a member of the Executive Committee.

Board Leadership Structure and Oversight

The Board has overall responsibility for the oversight of the Trust. The Chair of the Board and the Chief Executive Officer are two different people.  Not only is the Chair of the Board an Independent Trustee, but also the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, a Leverage Committee and an Executive Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Committees may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Trustees meet regularly outside the presence of the Trust’s management, in executive session or with other service providers to the Trust. The Board has regular meetings five times a year, including a meeting to consider the approval of the Trust’s investment management agreements, and may hold special meetings if required before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance effective oversight.

The Board decided to separate the roles of Chair and Chief Executive Officer because it believes that an independent Chair:

•	Increases the independent oversight of the Trust and enhances the Board’s objective evaluation of the Chief Executive Officer

•	Allows the Chief Executive Officer to focus on the Trust’s operations instead of Board administration

•	Provides greater opportunities for direct and independent communication between shareholders and the Board

•	Provides an independent spokesman for the Trust

The Board has engaged the Advisor to manage the Trust on a day-to day basis.  The Board is responsible for overseeing the Advisor, other service providers, the operations of the Trust and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Trust’s charter, and the Trust’s investment objective(s) and strategies.  The Board reviews, on an ongoing basis, the Trust’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisor and its role in running the operations of the Trust.

Day-to-day risk management with respect to the Trust is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Trust is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Trust. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm for the Trust, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Trust and the Advisors’ or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees and facilitates effective oversight of compliance with legal and regulatory requirements and of the Trust’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Trust’s compliance program and reports regularly to the Board regarding compliance matters for the Trust and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The Board has a standing Audit Committee composed of               and            , all of whom are Independent Trustees. The Board intends to appoint               to the Audit Committee  following the competion of this offering . The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust. The Audit Committee’s responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “independent auditors”) and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Trust; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Trust’s audited and unaudited financial statements and disclosure in the Trust’s shareholder reports relating to the Trust’s performance; (vi) assisting the Board in considering the performance of the Trust’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between the Trust’s management and the independent auditors regarding financial reporting. A copy of the Audit Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee composed of              and                     all of whom are Independent Trustees.   The Board intends to appoint              to the Governance and Nominating Committee following the competion of this offering .  The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Trustees and recommending Independent Trustee nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Trustee compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Trustees.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Trust’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Trustees and their tenure on the Board, and the skills, background and experiences of the Trustees in light of the issues facing the Trust in determining whether one or more new trustees should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Trustees as a group possess the array of skills, experiences and backgrounds necessary to guide the Trust. The Trustees’ biographies included above highlight the diversity and breadth of skills, qualifications and expertise that the Trustees bring to the Trust.

The Governance and Nominating Committee may consider nominations for Trustees made by the Trust’s shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send a recommendation to the Trust’s Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees or is required by the advance notice provision of the Trust’s Bylaws. The Trust’s Bylaws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder. Further, the Trust has adopted Trustee qualification requirements which can be found in the Trust’s Bylaws and are applicable to all Trustees that may be nominated, elected, appointed, qualified or seated to serve as Trustees. Reference is made to the Trust’s Bylaws, which are on file with the SEC, for more details.

A copy of the Governance and Nominating Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Board has a Compliance Committee composed of           and           , each of whom are Independent Trustees.    The Board intends to appoint                              to the Compliance Committee  following the competion of this offering . The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock, and any sub-advisers and the Trust’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Trust and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Trust’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Trust and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Trust’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. The Board has adopted a written charter for the Compliance Committee.

Performance Oversight Committee. The Board has a Performance Oversight Committee composed of          and                        , all of whom are Independent Trustees. The Board intends to appoint                   and                       to the Performance Oversight Committee following the completion of this offering . The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Trust’s investment performance relative to the Trust’s investment objectives , policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Trust’s investment objectives , policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Trust’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Trust has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Trust’s investments. The Board has adopted a written charter for the Performance Oversight Committee.

Leverage Committee.  The Board has a Leverage Committee composed of                    and                     .  The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Trustees in pursuing the best interests of the Trust and its shareholders; (ii) to oversee the Trust’s usage of leverage, including the Trust’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters.  The Board has adopted a written charter for the Leverage Committee.

Executive Committee. The Board has an Executive Committee composed of              and              , both of whom are Independent Trustees, and                  , who serves as an interested Trustee. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board.  The Board has adopted a written charter for the Executive Committee.

As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that the Audit Committee met in connection with the organization of the Trust to select the Trust’s independent registered public accounting firm.

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Registered Investment Companies (*)
Independent Trustees
Michael J. Castellano	None	over $100,000
Richard E. Cavanagh	None	over $100,000
Frank J. Fabozzi	None	over $100,000
Kathleen F. Feldstein	None	over $100,000
James T. Flynn	None	over $100,000
Jerrold B. Harris	None	over $100,000
R. Glenn Hubbard	None	over $100,000
W. Carl Kester	None	over $100,000
Karen P. Robards	None	over $100,000
Interested Trustees
Paul L. Audet	None	over $100,000
Henry Gabbay	None	over $100,000
_______________
*
As of December 31, 2012 . The Trustees could not own shares in the Trust as of this date because the Trust had not yet begun investment operations. The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Advisors or an affiliate thereof. Includes share equivalents owned under the deferred compensation plan in the funds in the Family of Registered Investment Companies by certain Independent Trustees who have participated in the deferred compensation plan of the funds in the Family of Registered Investment Companies.

†
                      are currently “interested persons” (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust’s underwriters.                     will cease to be “interested persons” once such underwriters are no longer principal underwriters of the Trust.

Compensation of Trustees

Each Trustee (other than those who are employees or officers of the Advisors) is paid an annual retainer of $ 250,000 per year for his or her services as a Trustee of all BlackRock-advised closed-end funds (the "Closed-End Complex") that are overseen by the respective director/trustee and each Trustee may also receive a $ 10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $ 120,000 and $ 40,000 , respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $ 35,000 , $ 20,000 , $ 10,000 , and $ 20,000 , respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $ 25,000 for his or her service on such committee. The Trust pays a pro rata portion quarterly (based on relative net assets) of the foregoing Trustee fees paid by the funds in the Closed-End Complex.

Dr. Gabbay is an interested person of the Trust and serves as an interested Trustee of three groups of BlackRock-advised funds — the Closed-End Complex and two complexes of open-end funds, the Equity-Liquidity Complex and the Equity-Bond Complex. Dr. Gabbay receives for his services as a Trustee of such BlackRock Fund Complexes (i) an annual retainer of $ 531,250 allocated to the funds in these three BlackRock Fund Complexes, including the Trust, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $ 3,750 (with respect to meetings of the Equity-Liquidity Complex) and $ 18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis).   Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings.   Dr. Gabbay's compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Trust) is equal to 75% of each Board member retainer and, as applicable, of each Board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Trustees serving on such boards, as well as the full Leverage Committee member retainer. The Board or the board of trustees of any other fund in a BlackRock Fund Complex may modify the Trustees' compensation from time to time depending on market conditions and Dr. Gabbay's compensation would be impacted by those modifications.

The Independent Trustees have agreed that a maximum of 50% of each Independent Trustee's total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the estimated compensation that each of the Trustees would have earned from the Trust for the fiscal year ended August 31, 2012 and the aggregate compensation paid to them by all funds in the Closed-End Complex for the calendar year ended December 31, 2012 .

Name	Aggregate Compensation from the Trust	Aggregate Compensation from the Trust and other BlackRock-Advised Funds in the Closed-End Complex(1)
Independent Trustees
Michael J. Castellano	$4,078	$275,000 (2)
Richard E. Cavanagh	$5,858	$395,000 (3)
Frank J. Fabozzi	$4,746	$320,000 (4)
Kathleen F. Feldstein	$3,707	$250,000 (5)
James T. Flynn	$4,078	$275,000 (6)
Jerrold B. Harris	$4,004	$270,000 (7)
R. Glenn Hubbard	$3,856	$260.000 (8)
W. Carl Kester	$4,449	$300,000 (9)
Karen P. Robards	$5,561	$375,000 (10)

Interested Trustee
Henry Gabbay	$3,151	$212,500 (11)
__________________

†
Messrs.               and               are currently "interested persons" (as defined in the Investment Company Act) of the Trust as a result of their ownership of securities of one or more of the Trust's underwriters. Messrs.             and             will cease to be "interested persons" once such underwriters are no longer principal underwriters of the Trust.

(1)
Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2012. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards deferred $82,500, $37,000, $29,500, $75,000, $137,500, $135,000, $130,000, 75,000 and $70,000, respectively, pursuant to the Closed-End Complex's deferred compensation plan.

(2)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $133,961 as of December 31, 2012.

(3)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $590,975 as of December 31, 2012.

(4)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $537,666 as of December 31, 2012.

(5)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $625,114 as of December 31, 2012.

(6)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $917,409 as of December 31, 2012.

(7)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $855,783 as of December 31, 2012.

(8)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $919,158 as of December 31, 2012.

(9)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $500,405 as of December 31, 2012.

(10)	Total amount of deferred compensation payable by the Closed-End Complex to Trustee is $475,179 as of December 31, 2012.

(11)	As of December 31, 2012, Dr. Gabbay did not participate in the deferred compensation plan.

Independent Trustee Ownership of Securities

As of December 31, 2012 , the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Advisors, or an entity controlling, controlled by or under common control with the Advisors (not including registered investment companies).

As of December 31, 2012 , as a group, Trustees and officers owned less than 1% of the outstanding common shares in the Trust because the Trust is commencing its offering coincident with the date of the Prospectus . Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of the Advisors.

Information Pertaining to the Officers

The executive officers of the Trust, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.  With the exception of the CCO, executive officers receive no compensation from the Trust. The Trust compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Trust (as defined in the Investment Company Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2012
Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2012
Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-Advised Funds from 2009 to 2011; Vice President of the BlackRock-Advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock's Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock's U.S. Retail Group from 2006 to 2009; Head of BlackRock's Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2012
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock's U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock's U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010; Associate of BlackRock, Inc. from 2006 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2012	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2012
Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer ("CCO") and Anti-Money Laundering Officer	Since 2012	CCO of the BlackRock-Advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupations(s) During Past 5 Years
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012
Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.

Principal Owners of Common Shares

Prior to the public offering of the common shares,                 , an affiliate of the Advisors, purchased common shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act, which requires the Trust to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI,                 owned 100% of the Trust’s outstanding common shares and therefore may be deemed to control the Trust until such time as it owns less than 25% of the Trust’s outstanding common shares, which is expected to occur upon the closing of this offering. The address of                              is                               .                      is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of BlackRock.

Portfolio Management

Portfolio Manager Assets Under Management.  The following table sets forth information about funds and accounts other than the Trust for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of October 31,  2012 :

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tom Musmanno	6	4	185	0	0	1
	$3.75 Billion	$1.64 Billion	$60.1 Billion	$0	$0	$20.15 Million

John Vibert	3	5	9	0	0	0
	$1.27 Billion	$3.67 Billion	$1.3 Billion	$0	$0	$0

Akiva Dickstein	5	23	18	0	2	0
	$2 Billion	$6.34 Billion	$7.28 Billion	$0	$607.3 Million	$0

Portfolio Manager Compensation Overview.  BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm .

Discretionary Incentive Compensation.  Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Trust or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  With respect to these portfolio managers, such benchmarks for the Trust and other accounts are:

Portfolio Manager	Benchmark
Tom Musmanno	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
John Vibert	Mr. Vibert’s performance is not measured against a specific benchmark.
Akiva Dickstein	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays Capital GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation.  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.   Messrs. Musmanno, Vibert and Dickstein have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products.   All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits .  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Musmanno, Vibert and Dickstein are each eligible to participate in these plans.

Securities Ownership of Portfolio Managers. The Trust is a newly-organized investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Trust.

Potential Material Conflicts of Interest.  BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust.  BlackRock, or any of its affiliates or significant shareholders , or any officer, director, shareholder , employee or any member of their families may take different actions than those recommended to the Trust by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’ ) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust.  It should also be noted that Messrs. Musmanno, Vibert and Dickstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.   Messrs. Musmanno, Vibert and Dickstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Proxy Voting Policies

The Board has delegated the voting of proxies for the Trust’s securities to the Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. From time to time, a vote may present a conflict between the interests of the Trust’s shareholders, on the one hand, and those of the Advisor, or any affiliated person of the Trust or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “ Oversight Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Trust’s Proxy Voting Policy and Procedures is included as Appendix B to this SAI. Information regarding how the Trust voted proxies relating to portfolio securities for the 12-month period ending June 30 will be available (i) without charge, upon request, by calling (800) 441-7762; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust and the Advisors have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Other Information

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.  PNC is BlackRock’s largest stockholder and is an affiliate of BlackRock for Investment Company Act purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor and the Sub-Advisors are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Advisor and the Sub-Advisors are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor’s and the Sub-Advisors’ primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisors , more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisor and the Sub-Advisors are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisors , and does not reduce the Advisor’s and/or the Sub-Advisors’ normal research activities in rendering investment advice under the Investment Management Agreement or the sub-investment advisory agreement. It is possible that the Advisor’s and/or the Sub-Advisors’ expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisors manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisors in their discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Board that this advantage, when combined with the other benefits available due to the Advisor’s or the Sub-Advisors’ organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Trust has received an exemptive order from the SEC permitting it to lend portfolio securities to its affiliates. Pursuant to that order, the Trust also has retained an affiliated entity of the Advisor as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Trust, invest cash collateral received by that Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Advisor or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Advisor or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Advisor’s waiver of a portion of its management fee.

It is not the Trust’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Trust may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased

Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

CONFLICTS OF INTEREST

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”) with respect to the Trust and/or other accounts managed by BlackRock or PNC may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Trust, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Trust. These are considerations of which investors in the Trust should be aware, and which may cause conflicts of interest that could disadvantage the Trust and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Trust.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Trust and/or that engage in transactions in the same types of securities, currencies and instruments as the Trust. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Trust may invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Trust invests, which could have an adverse impact on the Trust’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Trust’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Trust.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Trust.  In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Trust, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Trust are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Trust, market impact, liquidity constraints, or other factors could result in the Trust receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Trust could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Trust to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Trust may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Trust has invested, and those activities may have an adverse effect on the Trust. As a result, prices, availability, liquidity and terms of the Trust’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Trust may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Trust’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Trust. Moreover, it is possible that the Trust will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Trust in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Trust’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of the Trust, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Trust in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Trust and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Trust. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Trust.

In addition, certain principals and certain employees of the Advisors are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Trust should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Trust in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Trust, and such party may have no incentive to assure that the Trust obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Trust may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Trust invests or which may be based on the performance of the Trust.  The Trust may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Trust.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Trust. To the extent affiliated transactions are permitted, the Trust will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Trust.  The Trust’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Trust. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Trust as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Trust or its shareholders will be required, and no fees or other compensation payable by the Trust or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Trust, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Trust.  The Trust will be required to establish business relationships with its counterparties based on the Trust’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Trust’s establishment of its business relationships, nor is it expected that the Trust’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Trust’s creditworthiness.

Purchases and sales of securities for the Trust may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Trust will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Trust. In addition, under certain circumstances, the Trust will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Trust, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Trust and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Trust based on the amount of brokerage commissions paid by the Trust and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Trust and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Trust. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Trust, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Management of the Trust — Proxy Voting Policies.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the Trust. Increasing the Trust’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Trust’s expense ratio.

It is possible that the Trust may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Trust also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Trust and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the Trust, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Trust’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Trust.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Trust. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Trust or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Trust or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Trust may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Trust’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Trust’s pricing vendors.  While BlackRock will generally communicate its valuation information or determinations to the Trust’s pricing vendors and/or fund accountants, there may be instances where the Trust’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in the Prospectus, when market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, the Trust’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” BlackRock seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Trust might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Trust’s net asset value. As a result, the Trust’s sale or repurchase of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Trust may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, the Trust, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Trust bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Trust. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Trust. To lessen the possibility that the Trust will be adversely affected by this personal trading, the Trust and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Trust’s portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Trust, except that the Trust may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Trust as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Trust and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Trust to purchase and another client of BlackRock to sell, or the Trust to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Trust may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Trust may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Trust wishes to purchase or sell. However, if permitted by applicable law, the Trust may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.  The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Trust. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, in certain futures and derivative transactions, and to comply with certain provisions of the Investment Company Act that prohibit affiliated transactions there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Trust or other client accounts to suffer disadvantages or business restrictions.  These limitations may cause the Trust to invest in different portfolios than other BlackRock funds which may result in the Trust investing on less advantageous terms that such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Trust) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Trust), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of ETFs , including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such ETFs , which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Trust. This is because the custody arrangements with the Custodian may have the effect of reducing custody fees when the Trust leaves cash balances uninvested. When the Trust’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Trust. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for a Trust with an expense cap in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including the Advisor and the Sub-Advisors , in addition to those described in this section, may give rise to additional conflicts of interest.

DESCRIPTION OF SHARES

Common Shares

The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The Trust has no current intention to issue preferred shares. Although the terms of any preferred shares that the Trust might issue in the future, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Agreement and Declaration of Trust, it is likely that any such preferred shares issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any such preferred shares would be similar to those stated below.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights. The Investment Company Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ dividends on any preferred shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust and Bylaws” in the Prospectus. As a result of these voting rights, the Trust’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in the Prospectus or this SAI and except as otherwise required by applicable law, holders of any preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above would in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of any preferred shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase preferred shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Trust would reduce the leverage applicable to the common shares, while any resale of shares by the Trust would increase that leverage.

Liquidity Feature.  Preferred shares may include a liquidity feature that allows holders of preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Trust will pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Trust.  The terms of such liquidity feature may require the Trust to redeem preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Trust.

The discussion above describes the possible offering of preferred shares by the Trust. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust’s Agreement and Declaration of Trust. The Board, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Other Shares

The Board (subject to applicable law and the Trust’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of common shares and, depending on their terms, any preferred shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

REPURCHASE OF COMMON SHARES

The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection for portfolio securities, dividend stability, liquidity, relative demand for and supply of the common shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Trust has preferred shares outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of any outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tender offers will reduce the Trust’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: ( i ) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE , or (b) impair the Trust’s status as a RIC under the Code, (which would make the Trust a taxable entity, causing the Trust’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; ( ii ) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust’s investment objectives and policies in order to repurchase shares; or ( iii ) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the NYSE , (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust’s shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Trust of its common shares will decrease the Trust’s net assets which would likely have the effect of increasing the Trust’s expense ratio. Any purchase by the Trust of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust’s portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust’s shares should trade at a discount, the Board may determine that, in the interest of the Trust and its shareholders, no action should be taken.

TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders (including shareholders subject to special provisions of the Code), and the discussions set forth here do not constitute tax advice. This discussion assumes that investors hold common shares of the Trust as capital assets (generally, for investment).  The Trust has not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below.  This summary does not discuss any aspects of foreign, state or local tax.  Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of the Trust’s shares, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Trust

The Trust intends to elect to be treated and to qualify to be taxed as a RIC under Subchapter M of the Code.  In order to qualify as a RIC, the Trust must, among other things, satisfy certain requirements relating to the sources of its income, diversification of its assets, and distribution of its income to its shareholders. First, the Trust must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% gross income test”). Second, the Trust must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.”

As long as the Trust qualifies as a RIC, the Trust will generally not be subject to corporate-level U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid. The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

 The Code imposes a 4% nondeductible excise tax on the Trust to the extent the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Trust will be deemed to have distributed any income on which it paid U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If in any taxable year the Trust should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Trust would incur a regular corporate U.S. federal income tax upon all of its taxable income for that year, and all distributions to its shareholders (including distributions of net capital gain) would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Trust’s earnings and profits. In addition, to qualify again to be taxed as a RIC in a subsequent year, the Trust would be required to distribute to shareholders its earnings and profits attributable to non-RIC years.  In addition, if the Trust failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

The remainder of this discussion assumes that the Trust qualifies for taxation as a RIC.

The Trust’s Investments

Certain of the Trust’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common shareholders. The Trust intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Trust as a RIC. Additionally, the Trust may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.

Special rules apply to an entity, or portion of an entity, that is treated as a “taxable mortgage pool” (“TMP”) for U.S. federal income tax purposes.  An entity, or a portion of an entity, may be classified as a TMP if (i) substantially all of its assets consist of debt obligations or interests in debt obligations, (ii) more than 50% of those debt obligations are real estate mortgages or interests in real estate mortgages as of specified testing dates, (iii) the entity has issued debt obligations that have two or more maturities, and (iv) the payments required to be made by the entity on its debt obligations “bear a relationship” to the payments to be received by the entity on the debt obligations that it holds as assets. Where an entity, or a portion of an entity, is classified as a TMP, that entity (or portion thereof) is generally treated as a taxable corporation for U.S. federal income tax purposes.  Although the Trust will endeavor to structure its affairs so as not to cause a significant portion of its assets to constitute a TMP, no assurances can be given in this regard.  If a portion of the Trust’s assets were classified as a TMP, such portion would be treated as a corporation for U.S. federal income tax purposes and potentially would be subject to corporate income tax.  In addition, although income received by the Trust from any such portion would ordinarily be qualifying income for purposes of 90% gross income test, depending on the size of such portion, classification of such portion as a TMP could cause the Trust to fail to satisfy the asset diversification tests described above.

In addition, certain types of income received by the Trust from REITs, REMICs, TMPs or other investments may cause certain of the Trust’s distributions to be treated as “excess inclusion income.” To Trust common shareholders, such excess inclusion income (i) would constitute “unrelated business taxable income” (“UBTI”) for those tax-exempt common shareholders that are subject to tax on UBTI (such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities), (ii) cannot be offset by net operating losses for U.S. federal income tax purposes, (iii) would not be eligible for reduced U.S. withholding for non-U.S. common shareholders even from tax treaty countries and (iv) may cause the Trust to be subject to tax if certain “disqualified organizations,” as defined by the Code (which includes charitable remainder trusts), are Trust common shareholders.

The Trust may invest a portion of its net assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Trust. U.S. federal income tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Trust’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.

Certain debt securities acquired by the Trust may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Trust in order to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Trust purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Trust makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Trust ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Trust may not be able to benefit from any offsetting loss deductions.

The Trust may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, potentially requiring the Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sale of securities by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Trust will not be eligible to elect to “pass through” to common shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Trust with respect to qualifying taxes.

Income from options on individual securities written by the Trust will not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations)

pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If the Trust enters into a closing transaction, the difference between the premiums received and the amount paid by the Trust to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Trust is exercised, thereby requiring the Trust to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. Because the Trust will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Trust to realize gains or losses at inopportune times.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements.  “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of Common Shareholders

The Trust will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a corporate income tax on such retained amount. In that event, the Trust expects to report the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid to you by the Trust from its net capital gain, if any, that the Trust properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Trust (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. The Trust does not expect that a significant portion of its distributions will consist of qualified dividend income or be eligible for the dividends received deduction.

Any distributions you receive that are in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Trust distribution that is treated as a return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Trust. Dividends and other distributions paid by the Trust are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Trust’s taxable year may be “spilled back” and treated as paid by the Trust (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.

The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust.

The sale or other disposition of common shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate.  The deductibility of capital losses is subject to limitations under the Code.

For taxable years beginning after December 31, 2012, certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other income, including dividends received from the Trust and capital gains from the sale or other disposition of the Trust’s stock.

A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Trust. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Trust’s common shares.

For taxable years of a RIC beginning before January 1, 2014 (and, if extended as has happened in the past, for taxable years covered by such extension), ordinary dividends properly reported by the RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). There can be no assurance as to whether this provision will be extended.  In addition, depending on its circumstances, the Trust may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.   In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may have withheld even if the Trust reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if the provision is extended.

In addition, legislation enacted in 2010 and existing guidance issued thereunder will require, after December 31, 2013, withholding at a rate of 30% on dividends in respect of, and, after December 31, 2016, gross proceeds from the sale of, common stock of the Trust held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in , and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Accordingly, the entity through which common stock of the Trust is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, common stock of the Trust held by an investor that is a non-financial foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Trust will in turn provide to the Secretary of the Treasury. The Trust will not pay any additional amounts to stockholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Trust’s common shares.

U.S. federal backup withholding tax may be required on dividends, distributions and sale proceeds payable to certain non-exempt common shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

Ordinary income dividends, capital gain dividends, and gain from the sale or other disposition of common shares of the Trust also may be subject to state, local, and/or foreign taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Trust.

***

The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Trust and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Holders of common shares are advised to consult their own tax advisers for more detailed information concerning the U.S. federal income taxation of the Trust and the income tax consequences to its holders of common shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To Come by Pre-Effective Amendment]

F-1

FINANCIAL STATEMENTS

[To Come by Pre-Effective Amendment]

F-2

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•
protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “ AAA ” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “ AA ” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated “ A ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated “ BBB ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “ BB, ” “ B, ” “ CCC, ” “ CC ” and “ C ” are regarded as having significant speculative characteristics. “ BB ” indicates the least degree of speculation and “ C ” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated “ BB ” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated “ B ” is more vulnerable to nonpayment than obligations rated “ BB, ” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated “ CCC ” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “ CC ” is currently highly vulnerable to nonpayment.

C
A “ C ” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “ C ” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “ D ” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

The ratings from “ AA ” to “ CCC ” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated “ A-1 ” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated “ A-2 ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated “ A-3 ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated “ B ” is regarded as having significant speculative characteristics. Ratings of “ B-1, ” “ B-2 ” and “ B-3 ” may be assigned to indicate finer distinctions within the “ B ” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated “ B-1 ” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated “ B-2 ” is regarded as having significant speculative characteristics and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated “ B-3 ” is regarded as having significant speculative characteristics and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated “ C ” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i
This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “ i ” subscript indicates that the rating addresses the interest portion of the obligation only. The “ i ” subscript will always be used in conjunction with the “ p ” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L	Ratings qualified with “ L ” apply only to amounts invested up to federal deposit insurance limits.

p
This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “ p ” subscript indicates that the rating addresses the principal portion of the obligation only. The “ p ” subscript will always be used in conjunction with the “ i ” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi
Ratings with a “ pi ” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “ pi ” subscript. Ratings with a “ pi ” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim
Preliminary ratings, with the “ prelim ” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P policies.

•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

uns(…)	Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

Municipal Short-Term Note Ratings Definitions

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated “ Aaa ” are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated “ Aa ” are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated “ A ” are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated “ Baa ” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated “ Ba ” are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated “ B ” are considered speculative and are subject to high credit risk.

Caa	Obligations rated “ Caa ” are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated “ Ca ” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated “ C ” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “ Aa ” through “ Caa. ” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category , the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.  Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e
Expected ratings.  To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)
Provisional Ratings.  As a service to the market and at the request of an issuer, Moody’s will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction’s structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.

#
Refundeds.  Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, ( e.g. #Aaa ) .

WR
Withdrawn.  When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR	Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

NAV	Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR	Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch Ratings , Inc.—A brief description of the applicable Fitch Ratings , Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

AAA
Highest Credit Quality.   “ AAA ” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very High Credit Quality.   “ AA ” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High Credit Quality.   “ A ” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good Credit Quality.   “ BBB ” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative.   “ BB ” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. “ B ” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “ C ” category rating for an issuer include:

a.       the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.       the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.       Fitch Ratings otherwise believes a condition of   “ RD ” or “ D ” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD
Restricted default.   “ RD ” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.       the selective payment default on a specific class or currency of debt;

b.       the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.       the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.       execution of a coercive debt exchange on one or more material financial obligations.

D
Default.   “ D ” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

•	Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

•	Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX B

PROXY VOTING POLICIES – BLACKROCK U.S. REGISTERED FUNDS

I.           INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A.           Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.           Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.           Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.           Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.           Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.           Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.           CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV.           REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX C

GENERAL CHARACTERISTICS AND RISKS
OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Prospectus, the Trust may engage in Strategic Transactions. The Trust may engage in such activities in the Advisors’ discretion, and may not necessarily be engaging in such activities when movements in interest rates and/or other factors occur that could affect the value of the assets of the Trust occur. The Trust’s ability to pursue certain of these strategies may be limited by applicable federal regulations. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

The Trust may purchase and sell put and call options on securities and indices. The Trust may also purchase and sell options on indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. A put option gives the purchaser of the option the right to sell and the seller the obligation to buy the underlying security or index at the exercise price during the option period or for a specified period prior to or on the expiration date. The purchase of a put option on a security could protect the Trust’s holdings in such security or against a substantial decline in the market value of such security. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior or on the expiration date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any commissions paid by the Trust. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial and limited (to the dollar amount of the premium) hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.

The Trust’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the

C-1

counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics.  The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.  At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Segregation and Cover Requirements.  Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid assets in an amount at least equal to the Trust’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions Present Certain Risks.  With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisors’ ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

C-2

PART C

Other Information

Item 25.  Financial Statements And Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements

Part A: None

Part B:

Audited Financial Statements (+)

Report of Independent Registered Public Accounting Firm (+)

(2)	Exhibits

(a)	Agreement and Declaration of Trust *

(b)	Amended and Restated Bylaws *

(c)	Inapplicable

(d)	Inapplicable

(e)	Form of Automatic Dividend Reinvestment Plan *

(f)	Inapplicable

(g)(1)	Form of Investment Management Agreement *

(2)	Form of Sub-Investment Advisory Agreement with BlackRock Financial Management, Inc. *

(3)	Form of Sub-Investment Advisory Agreement with BlackRock Investment Management, LLC *

(h)(1)	Form of Underwriting Agreement (+)

(2)	Form of Master Agreement Among Underwriters (+)

(3)	Form of Master Selected Dealers Agreement (+)

(4)	Form of Structuring Fee Agreement (+)

(i)	BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan *

(j)	Form of Custodian Agreement *

(k)(1)	Form of Transfer Agency and Service Agreement *

(2)	Form of Administrative Services Agreement *

(3)	Form of Name Licensing Agreement *

(l)	Opinion and Consent of Counsel to the Registrant (+)

(m)	Inapplicable

(n)	Independent Registered Public Accounting Firm Consent (+)

(o)	Inapplicable

(p)	Form of Initial Subscription Agreement *

(q)	Inapplicable

(r)(1)	Code of Ethics of the Registrant *

(2)	Code of Ethics of the Advisor and Sub-Advisors *

(s)	Power of Attorney *
_______________
*	Filed herewith.

(+)	To be filed by pre-effective amendment.

Item 26.  Marketing Arrangements

See the Form of Underwriting Agreement, the Form of Master Agreement Among Underwriters, the Form of Master Selected Dealers Agreement and the Form of  Structuring Fee Agreement to be filed by pre-effective amendment as Exhibit (h)(1), Exhibit (h)(2), Exhibit (h)(3) and Exhibit (h)(4), respectively, to this Registration Statement.

Item 27.  Other Expenses Of Issuance And Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fee	$
NYSE listing fee
Printing (other than certificates)
Engraving and printing certificates
Accounting fees and expenses
Legal fees and expenses
FINRA fee
Miscellaneous
Total	$

Item 28.  Persons Controlled By Or Under Common Control With The Registrant

None.

Item 29.  Number Of Holders Of Shares

As of                 :

Title Of Class	Number Of Record Holders
Shares of Beneficial Interest

Item 30.  Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as

“disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither ‘‘interested persons’’ of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (‘‘Disinterested Non-Party Trustees’’), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are ‘‘disinterested persons’’ (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Registrant has also entered into an agreement with Trustees and officers of the Registrant entitled to indemnification under the Agreement and Declaration of Trust pursuant to which the Registrant has agreed to advance expenses and costs incurred by the indemnitee in connection with any matter in respect of which indemnification might be sought pursuant to the Agreement and Declaration of Trust to the maximum extent permitted by law.

Reference is also made to:

•	Sections 10 and 11 of the Registrant’s Investment Management Agreement, a form of which is filed as Exhibit (g)(1) to this Registration Statement

•	Sections 9 and 10 of the Registrant’s Sub-Investment Advisory Agreements, forms of which are filed as Exhibits (g)(2) and (g)(3) to this Registration Statement

•	Section of the Underwriting Agreement, a form of which will be filed by pre-effective amendment as Exhibit (h)(1) to this Registration Statement.

Additionally, the Registrant and the other funds in the BlackRock Closed-End Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Trustees, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business And Other Connections Of Investment Advisor

BlackRock Advisors, LLC, a limited liability company organized under the laws of Delaware (the “Advisor”), acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of  the Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Advisor filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-47710).

BlackRock Financial Management, Inc., a corporation organized under the laws of Delaware, acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of BlackRock Financial Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BlackRock Financial Management, Inc. or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of BlackRock Financial Management, Inc. filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-48433).

BlackRock Investment Management, LLC , a limited liability company organized under the laws of Delaware, acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of BlackRock Investment Management, LLC , together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BlackRock Investment Management, LLC or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of BlackRock Investment Management, LLC filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-56972 ).

Item 32.  Location Of Accounts And Records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809 and at the offices of State Street Bank and Trust Company , the Registrant’s Custodian, at 225 Franklin Street, Boston, MA 02110 , and Computershare Trust Company, N.A. , the Registrant’s Transfer Agent, at 250 Royall Street, Canton, MA 02021 , and State Street Bank and Trust Company , the Registrant’s administrator, at 225 Franklin Street, Boston, MA 02110 .

Item 33.  Management Services

Not Applicable

Item 34.  Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the  9th day of January , 2013 .

BLACKROCK MULTI-SECTOR INCOME TRUST

By:	/s/ John Perlowski
John Perlowski
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the  9th day of January , 2013 .

Signature	Title

/s/ John Perlowski
John Perlowski	President and Chief Executive Officer

/s/ Neal J. Andrews
Neal J. Andrews	Chief Financial Officer

*
Richard E. Cavanagh	Trustee

*
Karen P. Robards	Trustee

*
Michael J. Castellano	Trustee

*
Frank J. Fabozzi	Trustee

*
Kathleen F. Feldstein	Trustee

*
James T. Flynn	Trustee

*
Jerrold B. Harris	Trustee

*
R. Glenn Hubbard	Trustee

*
W. Carl Kester	Trustee

*
Henry Gabbay	Trustee

*
Paul L. Audet	Trustee

*By:	/s/ Benjamin Archibald
Benjamin Archibald
as Attorney-in-Fact

EXHIBIT INDEX

(a)	Agreement and Declaration of Trust

(b)	Amended and Restated Bylaws

(e)	Form of Automatic Dividend Reinvestment Plan

(g)(1)	Form of Investment Management Agreement

(g)(2)	Form of Sub-Investment Advisory Agreement with BlackRock Financial Management, Inc.

(g)(3)	Form of Sub-Investment Advisory Agreement with BlackRock Investment Management, LLC

(i)	BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan

(j)	Form of Custodian Agreement

(k)(1)	Form of Transfer Agency and Service Agreement

(k)(2)	Form of Administrative Services Agreement

(k)(3)	Form of Name Licensing Agreement

(p)	Form of Initial Subscription Agreement

(r)(1)	Code of Ethics of the Registrant

(r)(2)	Code of Ethics of the Advisor and Sub-Advisors

(s)	Power of Attorney